                                                                    EXHIBIT 10.7
================================================================================
                               CREDIT AGREEMENT

                                  dated as of

                                 July 2, 1999

                                     among

                             GLOBAL CROSSING LTD.

                         GLOBAL CROSSING HOLDINGS LTD.

                           The Lenders Party Hereto

                                      and

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent

                                      and

                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             as Syndication Agent

                              CITICORP USA, INC.,
                           as Co-Documentation Agent

                      MERRILL LYNCH CAPITAL CORPORATION,
                           as Co-Documentation Agent

                          ___________________________

                            CHASE SECURITIES INC.,
                            as Joint Lead Arranger

                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
                            as Joint Lead Arranger

                                      and

                           SALOMON SMITH BARNEY INC.
                              MERRILL LYNCH & CO.
                           CIBC WORLD MARKETS CORP.

                                      and

                        DEUTSCHE BANK SECURITIES INC.,
                                 as Arrangers
================================================================================

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

                                   ARTICLE I

                                  Definitions
                                  -----------

SECTION 1.01.  Defined Terms                                                   1
SECTION 1.02.  Classification of Loans and
                 Borrowings                                                   35
SECTION 1.03.  Terms Generally                                                35
SECTION 1.04.  Accounting Terms; GAAP; Treatment of
                 Unrestricted Subsidiaries                                    36
SECTION 1.05.  Construction After the Frontier                                36
                 Acquisition Date


                                  ARTICLE II

                                  The Credits
                                  -----------

SECTION 2.01.  Commitments                                                    37
SECTION 2.02.  Loans and Borrowings                                           37
SECTION 2.03.  Requests for Borrowings                                        38
SECTION 2.04.  Swingline Loans                                                39
SECTION 2.05.  Letters of Credit                                              41
SECTION 2.06.  Funding of Borrowings                                          47
SECTION 2.07.  Interest Elections                                             48
SECTION 2.08.  Termination and Reduction of
                 Commitments; Incremental Loans                               49
SECTION 2.09.  Repayment of Loans; Evidence of
                 Debt                                                         51
SECTION 2.10.  Amortization of Term Loans                                     52
SECTION 2.11.  Prepayment of Loans                                            54
SECTION 2.12.  Fees                                                           57
SECTION 2.13.  Interest                                                       58
SECTION 2.14.  Alternate Rate of Interest                                     59
SECTION 2.15.  Increased Costs                                                60
SECTION 2.16.  Break Funding Payments                                         61
SECTION 2.17.  Taxes                                                          62
SECTION 2.18.  Payments Generally; Pro Rata Treatment;
                 Sharing of Set-Offs                                          64
SECTION 2.19.  Mitigation Obligations; Replacement
                 of Lenders                                                   66

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

SECTION 3.01.  Organization; Powers; Licenses                                 67
SECTION 3.02.  Authorization; Enforceability                                  68
SECTION 3.03.  Governmental Approvals; No                                     68
                 Conflicts
SECTION 3.04.  Financial Condition; No Material                               69
                 Adverse Change
SECTION 3.05.  Properties                                                     70
SECTION 3.06.  Litigation and Environmental Matters                           70
SECTION 3.07.  Compliance with Laws and Agreements                            71
SECTION 3.08.  Investment and Holding Company Status                          71
SECTION 3.09.  Taxes                                                          71
SECTION 3.10.  ERISA                                                          71
SECTION 3.11.  Disclosure                                                     72
SECTION 3.12.  Subsidiaries                                                   72
SECTION 3.13.  Insurance                                                      72
SECTION 3.14.  Labor Matters                                                  72
SECTION 3.15.  Senior Indebtedness                                            73
SECTION 3.16.  Year 2000                                                      73
SECTION 3.17.  Regulatory Matters; Etc.                                       73
SECTION 3.18.  Indenture Compliance                                           73


                                  ARTICLE IV

                                  Conditions
                                  ----------

SECTION 4.01.  Effective Date                                                 74
SECTION 4.02.  Each Credit Event                                              76

                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

SECTION 5.01.  Financial Statements and Other
                 Information                                                  77

SECTION 5.02.  Notices of Material Events                                     79
SECTION 5.03.  Information Regarding Collateral                               79

SECTION 5.04.  Existence; Conduct of Business                                 80
SECTION 5.05.  Payment of Obligations                                         80
SECTION 5.06.  Maintenance of Properties                                      80
SECTION 5.07.  Insurance                                                      80
SECTION 5.08.  Completion of Systems                                          81
SECTION 5.09.  Books and Records; Inspection and
                 Audit Rights                                                 81
SECTION 5.10.  Compliance with Laws                                           81
SECTION 5.11.  Use of Proceeds and Letters of                                 81
                 Credit
SECTION 5.12.  Additional Subsidiaries                                        82
SECTION 5.13   Further Assurances                                             82
SECTION 5.14.  Interest Rate Protection                                       82


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

SECTION 6.01.  Indebtedness; Certain Equity
                 Securities                                                   83
SECTION 6.02.  Liens                                                          87
SECTION 6.03.  Fundamental Changes                                            88
SECTION 6.04.  Investments, Loans, Advances,
                 Guarantees and Acquisitions                                  90
SECTION 6.05   Asset Sales                                                    92
SECTION 6.06.  Sale and Leaseback Transactions                                94
SECTION 6.07.  Hedging Agreements                                             94
SECTION 6.08.  Restricted Payments; Certain Payments
                 of Indebtedness                                              94
SECTION 6.09.  Transactions with Affiliates                                   95
SECTION 6.10.  Restrictive Agreements                                         96
SECTION 6.11.  Amendment of Material Documents                                97
SECTION 6.12.  Interest Expense Coverage Ratio                                97
SECTION 6.13.  Total Leverage Ratio                                           98
SECTION 6.14.  Senior Secured Leverage Ratio                                  98
SECTION 6.15.  Total Indebtedness to Capitalization                           99
                 Ratio
SECTION 6.16.  Total Senior Secured Indebtedness to
                 Capitalization Ratio                                         99

                                  ARTICLE VII

Events of Default                                                             99

                                 ARTICLE VIII

The Administrative Agent                                                     103


                                  ARTICLE IX

                                 Miscellaneous
                                 -------------
SECTION 9.01.  Notices                                                       106
SECTION 9.02.  Waivers; Amendments                                           107
SECTION 9.03.  Expenses; Indemnity; Damage Waiver                            109
SECTION 9.04.  Successors and Assigns                                        111
SECTION 9.05.  Survival                                                      115
SECTION 9.06.  Counterparts; Integration;
               Effectiveness                                                 115
SECTION 9.07.  Severability                                                  116
SECTION 9.08.  Right of Setoff                                               116
SECTION 9.09.  Governing Law; Jurisdiction; Consent
               to Service of Process                                         116
SECTION 9.10.  WAIVER OF JURY TRIAL                                          117
SECTION 9.11.  Headings                                                      117
SECTION 9.12.  Confidentiality                                               117
SECTION 9.13.  Interest Rate Limitation                                      118
SECTION 9.14   Conversion of Currencies                                      119

SCHEDULES:
----------

Schedule 1.01    -   Restricted Subsidiaries
Schedule 2.01    -   Commitments
Schedule 3.12    -   Subsidiaries
Schedule 6.01    -   Existing Indebtedness
Schedule 6.02    -   Existing Liens
Schedule 6.04    -   Existing Investments
Schedule 6.10    -   Existing Restrictions

EXHIBITS:
---------

Exhibit A        -   Form of Assignment and Acceptance
Exhibit B-1      -   Form of Opinion of Borrower's Counsel

Exhibit B-2      -   Form of Opinion of Simpson
                     Thacher & Bartlett (Effective Date)
Exhibit C        -   Form of Guarantee Agreement
Exhibit D        -   Form of Indemnity, Subrogation and
                     Contribution Agreement
Exhibit E        -   Form of Pledge Agreement

                    CREDIT AGREEMENT dated as of July 2, 1999, among GLOBAL
               CROSSING LTD., GLOBAL CROSSING HOLDINGS LTD., the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

          The parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                         --------------
following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded, if necessary, to the nearest 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means The Chase Manhattan Bank, in its capacity
           --------------------
as administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Percentage" means, with respect to any Revolving Lender,
           ---------------------
the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

          "Applicable Rate" means, initially, for any day (a) with respect to
           ---------------
any Tranche B Term Loan, 1.75% per annum, in the case of an ABR Loan, or 2.75% per annum, in the case of a Eurodollar Loan, and (b) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan or a Tranche A Term Loan, as the case may be, 1.25% per annum, in the case of an ABR Loan, or 2.25% per annum, in the case of a Eurodollar Loan. The rates for Revolving Loans, Tranche A Loans and Tranche B Loans, on and after the first day on which the ratings established for the Index Debt are BBB- or better and Baa3 or better, will thereafter be the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the ratings established by Moody's and S&P for the Index Debt as of the most recent determination date:


==============================================================
                   Revolving Credit and
                        Tranche A
--------------------------------------------------------------
 Credit Rating
                    ABR      Eurodollar     ABR    Eurodollar
                   Spread      Spread     Spread     Spread
--------------------------------------------------------------
Category 1
----------

BBB or better        0.00%         1.00%    1.00%        2.00%
Baa2 or better
--------------------------------------------------------------
Category 2
----------

BBB- and             0.25%         1.25%    1.00%        2.00%
Baa3
--------------------------------------------------------------

--------------------------------------------------------------
Category 3
----------------

BB+ or lower         1.25%         2.25%    1.75%        2.75%
Ba1 or lower
==============================================================


          For purposes of the foregoing, (a) in the event the ratings established by Moody's and S&P for the Index Debt fall within different categories, (i) if either rating is in Category 3, Category 3 shall apply and
(ii) if neither rating is in Category 3, Category 1 shall apply, (b) if neither Moody's nor S&P shall have established ratings for the Index Debt, the ratings shall be deemed to be in Category 3, (c) after the occurrence and during the continuance of any Event of Default, the ratings shall be deemed to be in Category 3, and (d) if any rating established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of such rating agency), such change shall be effective as of the date on which such change is first announced by the rating agency making such change. If the rating system of Moody's or S&P shall change, or if either of them shall cease rating the Index Debt (other than by reason of any action or nonaction by the Borrower following or in anticipation of a ratings downgrade), the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition (including by way of substituting another rating agency mutually acceptable to the Borrower and the Administrative Agent for the rating agency with respect to which the rating system has changed or for which no rating is then in effect) to reflect such changed rating system or the nonavailability of ratings from such rating agency, and pending agreement on such amendment, the rating in effect immediately prior to such change or cessation will apply. If any rating agency shall not have a rating in effect by reason of any action or nonaction by the Borrower following or in anticipation of a ratings downgrade, then such rating agency shall be deemed to have established a rating in Category 3.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee

(with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means, initially, GCHL, and after the Frontier Borrower
           --------
Date also means Frontier, as more fully set forth in Section 1.05.

          "Borrowing" means (a) Loans of the same Class and Type, made,
           ---------
converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

          "Borrowing Request" means a request by the Borrower for a Borrowing in
           -----------------
accordance with Section 2.03.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan,
                  --------
the term "Business Day" shall also exclude any day on which banks are not open
          ------------
for dealings in dollar deposits in the London interbank market.

          "C&W Marine" means Cable & Wireless Marine Limited, a United Kingdom
           ----------
company.

          "C&W Marine Acquisition" means the acquisition by GCHL or a Restricted
           ----------------------
Subsidiary of C&W Marine and certain Affiliates thereof as contemplated by the Sale and Purchase Agreement between Limited and Cable & Wireless PLC dated as of April 26, 1999, as amended prior to the date hereof.

          "Capital Expenditures" means, for any period, (a) the additions to
           --------------------
property, plant and equipment and other capital expenditures of the Borrower and the Restricted Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrower and the Restricted Subsidiaries during such period.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capitalization" means, as of any date, the sum, without duplication,
           --------------
as of such date, of Total Indebtedness, the liquidation preference of preferred stock and common shareholders equity for the Borrower and the Restricted Subsidiaries on a consolidated basis.

          "Change in Control" means, except as a direct result of the U S West
           -----------------
Transaction, (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than Limited, or indirectly through Limited, of any Equity Interest in the Borrower other than the Preferred Stock, any preferred stock that is not Disqualified Stock and any Disqualified Stock permitted under Section 6.01(d); (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Permitted Holders, of Equity Interests representing more than 35% of the aggregate ordinary voting power (the "Voting Stock") represented by the issued and outstanding Equity Interests in Limited, and the Permitted Holders own, in the aggregate, a lesser percentage of the total Voting Stock (measured by a voting power rather than by number of shares) of Limited than such Person or group and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of Limited (for purposes of this clause, such other Person or group shall be deemed to "beneficially own" any Voting Stock of a specified corporation held by a parent corporation if such other Person or group beneficially owns, directly or indirectly, more than 35% of the Voting Stock (measured by voting power rather than by number of shares) of such parent corporation and the Permitted Holders beneficially own, directly or indirectly, in the aggregate a lesser percentage of Voting Stock (measured by voting power rather than by number of shares) of such parent corporation and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent corporation); (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Limited by Persons who were neither (i) nominated by the board of directors of Limited nor (ii) appointed by directors so nominated; or (d) the occurrence of a "Change of Control", or similar event under the Senior Note Indenture, the Preferred Stock or the Exchange Note Indenture.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Tranche B Term Loans, Incremental Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment or Tranche B Commitment.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means any and all "Collateral", as defined in any
           ----------
applicable Security Document.

          "Collateral and Guarantee Requirement" means the requirement that:
           ------------------------------------

          (a) the Administrative Agent shall have received from Limited and each Restricted Subsidiary either (i) a counterpart of a Guarantee Agreement duly executed and delivered on behalf of such Person or (ii) in the case of any Person that becomes a Restricted Subsidiary after the Effective Date, a supplement to a Guarantee Agreement, in the form specified therein, duly executed and delivered on behalf of such Restricted Subsidiary, in each case involving a Restricted Subsidiary together with, as applicable, a counterpart of an Indemnity, Subrogation and Contribution Agreement or a supplement to an Indemnity, Subrogation and Contribution Agreement, in the form specified therein, duly executed and delivered on behalf of such Restricted Subsidiary;

          (b) all outstanding Equity Interests of each Restricted Subsidiary owned by or on behalf of the Borrower or any Restricted Subsidiary shall have been pledged pursuant to a Pledge Agreement and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

          (c) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording; and

          (d) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

Notwithstanding the foregoing, (i) a Restricted Subsidiary shall not be required to deliver a Guarantee Agreement or a Pledge Agreement if it would be a violation of applicable law or, in the reasonable judgment of the Administrative Agent, in consultation with the Borrower, the expense, tax or regulatory consequences or difficulty of obtaining such Guarantee Agreement or Pledge Agreement would not, in light of the benefits that would accrue to the Lenders, justify obtaining such Guarantee Agreement or Pledge Agreement, (ii) a Restricted Subsidiary that is less than wholly owned by the Borrower and the Restricted Subsidiaries shall not be required to deliver a Guarantee Agreement or a Pledge Agreement if each Restricted Subsidiary owning any Equity Interest therein shall be in compliance with the Collateral and Guarantee Requirement and
(iii) the Collateral and Guarantee Requirement shall be satisfied with respect to Frontier and its subsidiaries when (A) Limited shall have pledged all the outstanding Equity Interests of Frontier pursuant to a Pledge Agreement and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, (B) each of GCHL and Frontier shall have duly executed and delivered a Guarantee Agreement and an Indemnity, Subrogation and Contribution Agreement and (C) except as permitted under clause (i) above, each subsidiary of Frontier shall have duly executed and delivered a Guarantee Agreement and an Indemnity, Subrogation and Contribution Agreement, provided that at any time that any direct or indirect parent of GCHL
           --------
owning a majority of the Equity Interests in GCHL shall be organized under the laws of the United States or any State thereof or the District of Columbia, (A) no Loan Party organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia (a "Non-U.S. Loan Party") shall be required to Guarantee any Obligation of Frontier or to pledge any Equity Interest owned by it to secure any Obligation of Frontier and (B) any Loan Party organized under the laws of the United States or any State thereof or the District of Columbia that owns Equity Interests in any Non-U.S. Loan Party shall be deemed to have satisfied the requirement set forth in clause
(b) above with respect to the Frontier Obligations by its pledge of all the non-voting Equity Interests in such Non-U.S. Loan Party held by it and 65% of all the outstanding voting Equity Interests in such Non-U.S. Loan Party or, if less, all such voting Equity Interests held by it. The Administrative Agent is expressly authorized upon the request of the Borrower to release any pledge or Guarantee previously delivered in respect of any Obligation that at the time of such request is no longer required by the Collateral and Guarantee Requirement.

          "Commitment" means a Revolving Commitment, Tranche A Commitment or
           ----------
Tranche B Commitment, or any combination thereof (as the context requires).

          "Commitment Fee Rate" means, for any day, the applicable percentage
           -------------------
rate per annum specified under the applicable utilization column, based upon the ratings established by Moody's and S&P for the Index Debt as of such day:


   Ratings    greater than 33%         33-66%      less than 66%
   -------      Utilization         Utilization     Utilization
---------------------------------------------------------------
Category 1         0.500               0.375           0.250
------------
BBB-/Baa3
or better
---------------------------------------------------------------
Category 2          0.750         0.500         0.375
------------
BB+/Ba1 or
BB/Ba2
---------------------------------------------------------------
Category 3          1.000         0.750         0.500
------------
BB-/Ba3 or
lower
---------------------------------------------------------------


          For purposes of the foregoing, "utilization" at any time means the percentage obtained by dividing (a) the sum at such time of the aggregate outstanding amount of all the Revolving Exposures and the aggregate outstanding principal amount of the Tranche A Loans by (b) the sum of

(i) the aggregate outstanding Revolving Commitments and Tranche A Commitments and (ii) the aggregate outstanding principal amount of the Tranche A Loans.

          For purposes of the foregoing, (a) in the event the ratings established by Moody's and S&P for the Index Debt fall within different categories, the lower rating shall apply, (b) if neither Moody's nor S&P shall have established ratings for the Index Debt, the ratings shall be deemed to be in Category 3, (c) after the occurrence and during the continuance of any Event of Default, the ratings shall be deemed to be in Category 3, and (d) if any rating established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of such rating agency), such change shall be effective as of the date on which such change is first announced by the rating agency making such change. If the rating system of Moody's or S&P shall change, or if either of them shall cease rating the Index Debt (other than by reason of any action or nonaction by the Borrower following or in anticipation of a ratings downgrade), the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition (including by way of substituting another rating agency mutually acceptable to the Borrower and the Administrative Agent for the rating agency with respect to which the rating system has changed or for which no rating is then in effect) to reflect such changed rating system or the nonavailability of ratings from such rating agency, and, pending agreement on such amendment, the rating in effect immediately prior to such change or cessation will apply. If any rating agency shall not have a rating in effect by reason of any action or nonaction by the Borrower following or in anticipation of a ratings downgrade, then such rating agency shall be deemed to have established a rating in Category 3.

          "Consent" means a consent under the Senior Notes permitting the
           -------
transactions contemplated by the Loan Documents obtained pursuant to the Amended and Restated Consent Solicitation Statement dated June 22, 1999, or in a manner otherwise satisfactory in all respects to the Administrative Agent.

          "Consolidated EBITDA" means, for any period, Consolidated Net Income
           -------------------
for such period, adjusted (without
duplication and to the extent deducted or added in deter mining such Consolidated Net Income) as follows: plus (a) an amount equal to any extraordinary loss for such period, minus (b) an amount equal to any extraordinary gain for such period, plus (c) provision for taxes based on income or profits of the Borrower and the Restricted Subsidiaries for such period, plus
(d) Consolidated Interest Expense for such period, whether paid or accrued and whether or not capital ized, plus (e) the aggregate amount of cash dividends or cash distributions actually received by the Borrower or any Restricted Subsidiary from any Unrestricted Subsidiary during such period to the extent not in excess of the EBITDA of such Unrestricted Subsidiary for the relevant period, plus (f) depreciation, amortization (including amortization of goodwill and other intangibles and the amount of capacity available for sale charged to cost of sales, but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Borrower and the Restricted Subsidiaries for such period, minus (g) non-cash items increasing such Consolidated Net Income for such period (other than items that were accrued in the ordinary course of business), plus or minus (h) any increase or decrease, respectively, in Deferred Revenue as of the last day of such period from Deferred Revenue as of the date immediately preceding the first day of such period, in each case, on a consolidated basis and determined in accordance with GAAP. For purposes of calculating the financial covenants set forth in Sections 6.13 and 6.14 and, in the case of the Frontier Acquisition and the C&W Marine Acquisition, 6.12, if a material acquisition or disposition has occurred during the relevant period, Consolidated EBITDA will be determined giving pro forma effect thereto (without giving effect to cost savings except to the extent approved by the Administrative Agent) as if such acquisition or disposition and any related incurrence of Indebtedness or issuance of preferred stock had occurred at the beginning of the relevant four-quarter period.

          "Consolidated Interest Expense" means, for any period, the
           -----------------------------
consolidated interest expense included in a consolidated income statement (without deduction of interest income) of the Borrower and the Restricted Subsidiaries for such period, including without limitation or duplication (or, to the extent not so included, with the addition of), (a) amortization of debt issuance costs and original issue discount, (b) non-cash interest payments, (c) the interest component of any deferred payment obligations, (d) the interest component of all payments associated with Capital Lease Obligations, (e) commissions, discounts and other fees and charges incurred in respect of Letter of Credit or bankers' acceptance financings, (f) net payments or receipts (if any) pursuant to Hedging Agreements that relate to the hedging of interest rate fluctuations and (g) dividends paid in cash in respect of preferred stock. For purposes of calculating the financial covenant set forth in Section 6.12, if the Frontier Acquisition or the C&W Marine Acquisition has occurred during the relevant period, Consolidated Interest Expense will be determined giving pro forma effect thereto as if such acquisition and any related incurrence of Indebtedness or issuance of preferred stock had occurred at the beginning of the relevant four-quarter period.

          "Consolidated Net Income" means, for any period, the net income or
           -----------------------
loss of the Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (adjusted to reflect any charge, tax or expense incurred or accrued by Limited during such period as though such charge, tax or expense had been incurred by the Borrower, to the extent that the Borrower has made or would be entitled under the Loan Documents to make any payment to or for the account of Limited in respect thereof) plus, to the extent that any of the following items were deducted in computing such consolidated net income, (a) non-recurring, non-cash charges (other than charges arising from write-downs of assets) and (b) non-cash compensation charges arising from stock options or other similar employee benefit or compensation plans; provided that
                                                                 --------
(i) the net income (but not loss) of any Restricted Subsidiary that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the Borrower or a wholly owned Restricted Subsidiary thereof by such Restricted Subsidiary and (ii) the net income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "date hereof" or "date of this Agreement" or other references to the
           -----------      ----------------------
date of this Agreement shall mean the date this Agreement becomes effective in accordance with Section 9.06.

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Defeased Obligations" means Indebtedness or other obligations of the
           --------------------
Borrower or any Restricted Subsidiary (a) in respect of which the Borrower or such Restricted Subsidiary shall have deposited cash and/or cash equivalents in a trust in an amount sufficient to defease in full all payment obligations in respect of such Indebtedness through the maturity of such Indebtedness in accordance with the terms of the defeasance requirements of the indenture or other instrument governing such Indebtedness, and (b) lease in lease out obligations ("LILOs") of C&W Marine or a subsidiary thereof in which C&W Marine or such subsidiary shall have deposited cash, cash equivalents (or deposits with or the obligations of a banking institution with a rating of AA or higher from S&P and Aa2 or higher from Moody's or other obligations having such ratings or higher ratings) in a trust or as security in an amount sufficient to pay in full all non-contingent payment obligations in respect of such Indebtedness or obligations through the maturity thereof and in a manner resulting in GAAP treatment in which such obligations do not constitute liabilities and such deposit does not constitute an asset of C&W Marine or such subsidiary, provided that each LILO existing on the date hereof shall not fail to constitute
--------
a Defeased Obligation as a result of a failure to meet any ratings requirement at any time prior to the date that is six months after the Effective Date so long as the senior unsecured long-term Indebtedness rating of each Person whose obligations are held in trust or as security to make the payment obligations in respect of such LILO are rated BBB or higher by S&P or Baa2 or higher by Moody's.

          "Deferred Revenue" means, at any date, amounts appearing as a
           ----------------
liability on the financial statements of the Borrower and the Restricted Subsidiaries as prepared according to GAAP classified as deferred revenue to the extent of cash received in connection therewith.

          "Disqualified Stock" means any Equity Interest that, by its terms (or
           ------------------
by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the final maturity of the latest maturing Loans; provided, however, that any Equity
                                             --------  -------
Interest which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require the Borrower to repurchase or redeem such Equity Interest upon the occurrence of a Change in Control shall not constitute Disqualified Stock if the change in control provisions applicable to such Equity Interest are no more favorable to the holders of such Equity Interest than the provisions applicable to the Loans and such Equity Interest specifically provides that the Borrower will not repurchase or redeem any such stock pursuant to such provisions prior to the Borrower's repayment in full of the Loans. For purposes of this Agreement, the Preferred Stock shall not constitute Disqualified Stock.

          "dollars" or "$" refers to lawful money of the
           -------      -

United States of America.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

          "Environmental Laws" means all applicable laws, rules, regulations,
           ------------------
codes, ordinances, orders, decrees, judgments, injunctions, notices, treaties or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the protection of the environment, the preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters relating to the work place or the environment.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, remediation of natural resources, fines, penalties or indemnities), of Limited, the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment, (e) impairment of or damage to natural resources or (f) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equity Interests" means shares of capital stock, partnership
           ----------------
interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of

Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

          "Excess Cash Flow" means, for any fiscal year, the sum (without
           ----------------
duplication) of:

          (a) Consolidated Net Income (or loss) of the

     Borrower and the Restricted Subsidiaries for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus
                                                                    ----

          (b) depreciation, amortization and other non-cash charges or losses deducted in determining such Consolidated Net Income (or loss) for such fiscal year; plus
                  ----

          (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which Deferred Revenues increased during such fiscal year; minus
                                                                -----

          (d) the sum of (i) any non-cash gains included in determining such Consolidated Net Income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the net amount, if any, by which Deferred Revenues decreased during such fiscal year; minus
                                        -----

          (e) the sum of (i) Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness or with funds that would otherwise have constituted Net Proceeds of a Prepayment Event)

     plus (ii) cash consideration paid during such fiscal year by the Borrower
     ----
     and the Restricted Subsidiaries to make acquisitions or other capital investments (except to the extent financed by incurring Long-Term Indebtedness or with funds that would otherwise have constituted Net Proceeds of a Prepayment Event); minus
                                      -----

          (f) the aggregate principal amount of Long-Term Indebtedness (including Capital Lease Obligations) repaid or prepaid by the Borrower and the Restricted Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to Section 2.11(c) or (d), and (iii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness.

          For purposes of the foregoing, the Restricted

Subsidiaries shall include only the Subsidiaries that were Restricted Subsidiaries as of the last day of the fiscal year in respect of which Excess Cash Flow is being calculated.

          "Exchange Notes" means the subordinated notes of the Borrower issuable
           --------------
in exchange for the Preferred Stock.

          "Exchange Note Indenture" means the indenture to be entered into by
           -----------------------
GCHL upon the issuance of, and which shall govern the terms of, the Exchange Notes, which shall have substantially the terms described in the Offering Memorandum for the Preferred Stock dated November 24, 1998, as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) any withholding tax that (i) is in effect and would apply to amounts payable to any Lender at the time such Lender becomes a party to this Agreement (or designates a new lending office), other than any withholding tax imposed on any payment, in respect of a Guarantee, from a Guarantor that is domiciled outside the United States and except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.17(a), or (ii) is attributable to such Lender's failure to comply with Section 2.17(e).

          "Federal Funds Effective Rate" means, for any day,
           ----------------------------
the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "Financing Transactions" means the execution, delivery and performance
           ----------------------
by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof as contemplated hereby and the issuance of Letters of Credit hereunder.

          "Frontier" means Frontier Corporation, a New York corporation.
           --------

          "Frontier Acquisition" means the acquisition by Limited of all the
           --------------------
common Equity Interests in Frontier in a transaction consistent with the public disclosure thereof prior to the date hereof. The exercise by Limited, the Borrower or any Restricted Subsidiary of any option to acquire Equity Interests in Frontier in connection with the abandonment or termination of the Frontier Acquisition shall not constitute an investment for purposes of Section 6.04 or a sale, transfer, lease or other disposition of such option for purposes of
Section 6.05 if such exercise is effected without the expenditure of any funds (other than transaction costs) by any of them.

          "Frontier Borrower Date" means the date on or following the Frontier
           ----------------------
Acquisition on which (a) Frontier shall have delivered a duly executed counterpart of this Agreement and become a Borrower hereunder and shall have delivered notes to each Lender which has requested notes, (b) Frontier and its subsidiaries shall become Restricted Subsidiaries and satisfy the Collateral and Guarantee

Requirement and (c) the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Frontier Borrower Date) of James C. Gorton and Simpson Thacher & Bartlett, counsel for the Borrower, with respect to Frontier and the transactions to occur on the Frontier Borrower Date, substantially to the effect of the opinions set forth in Exhibits B-1 and B-2, respectively, and covering such other matters as the Administrative Agent shall reasonably request (each of Limited and the Borrower hereby requests such counsel to deliver such opinion).

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "GCHL" means Global Crossing Holdings Ltd., a Bermuda corporation.
           ----

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements
               --------
for collection or deposit in the ordinary course of business.

          "Guarantee Agreement" means an agreement substantially in the form of
           -------------------
Exhibit C or, if required or to the extent advisable in a jurisdiction outside the United States, another form of agreement providing for a Guarantee of the Obligations satisfactory in form and scope to the Administrative Agent.

          "Hazardous Materials"  means all explosive or radioactive substances
           -------------------
or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, radio frequency emissions, electromagnetic field radiation and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Incremental Loans" has the meaning assigned to such term in Section
           -----------------
2.08(e).

          "Indebtedness" of any Person means, without dupli cation, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits (other than customer deposits in respect of capacity purchases shown as assets on such Person's balance sheet) or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obliga tions of such Person upon which interest charges are cus tomarily paid,
(d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding obligations under contracts for the supply of goods, equipment or fiber in connection with the installation, construction, operation and/or maintenance of the Borrower's network, provided that all obligations thereunder in respect of any such property are due upon completion of such installation, construction or other work and are not overdue), (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business which are not past due by more than 90 days), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obliga tions, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. For purposes of this Agreement, Indebtedness shall not include (i) Defeased Obligations or (ii) obligations to any seller of backhaul capacity or dark fiber (or any financing Affiliate thereof) the proceeds of which are used to finance the purchase of such capacity or dark fiber from such seller in the ordinary course of business.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Indemnity, Subrogation and Contribution Agreement" means an agreement
           -------------------------------------------------
substantially in the form of Exhibit D or, if required or to the extent advisable in a jurisdiction outside the United States, another form of agreement designed to achieve the intended result satisfactory in form and scope to the Administrative Agent.

          "Index Debt" means the highest rated senior, unsecured, long-term
           ----------
Indebtedness for borrowed money of the Borrower that is not guaranteed or otherwise credit enhanced, other than by Limited or the other Borrower.

          "Information Memorandum" means the Confidential Information Memorandum
           ----------------------
dated June 1999 relating to the Borrower and the Transactions.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.07.

          "Interest Payment Date" means (a) with respect to any ABR Loan (other
           ---------------------
than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or nine or twelve months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make interest periods of such duration available), as the Borrower may elect; provided, that (a) if any
                                                     --------
Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Investment Grade Date" means the first day on which the ratings
           ---------------------
established by both Moody's and S&P for the Index Debt are, respectively, Baa2 or better and BBB or better.

          "Issuing Bank" means The Chase Manhattan Bank, in its capacity as the
           ------------
issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank (including Chase Manhattan Bank Delaware), in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "LC Disbursement" means a payment made by the Issuing Bank pursuant to
           ---------------
a Letter of Credit.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn
           -----------
amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement.

          "Leverage Ratio" means, on any date, the ratio of (a) the sum of Total
           --------------
Indebtedness and the liquidation preference of Disqualified Stock as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------
Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Limited" means Global Crossing Ltd., a Bermuda corporation and any
           -------
permitted successor thereto as a result of the U S West Transaction or as a result of a transaction permitted by Section 6.03(a)(ii)(C).

          "Loan Documents" means this Agreement, the Guarantee Agreements, the
           --------------
Indemnity, Subrogation and Contribution Agreements and the other Security Documents.

          "Loan Parties" means Limited, the Borrower and the Subsidiary Loan
           ------------
Parties.

          "Loans" means the loans made by the Lenders to the Borrower pursuant
           -----
to this Agreement.

          "Long-Term Indebtedness" means any Indebtedness that, in accordance
           ----------------------
with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations or condition, financial or otherwise, of Limited, the Borrower and the Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or
(c) the rights of or benefits available to the Lenders under any Loan Document.

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Limited, the Borrower and the Restricted Subsidiaries in an aggregate principal amount exceeding (a) at any time prior to the Investment Grade Date, $50,000,000, and (b) at any time on or after the Investment Grade Date, $100,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Limited, the Borrower or any Restricted Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Limited, the Borrower or such Restricted Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Net Proceeds" means, with respect to any event (a) the cash proceeds
           ------------
received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by Limited, the Borrower and the Restricted Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by Limited, the Borrower and the Restricted Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Limited, the Borrower and the Restricted Subsidiaries, and the amount of any reserves established by Limited, the Borrower and the Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

          "Net Tangible Assets" means, at any date, the assets of the Borrower
           -------------------
and the Restricted Subsidiaries at such date minus the intangible assets of the Borrower and the Restricted Subsidiaries, all determined on a consolidated basis in accordance with GAAP.

          "Net Working Capital" means, at any date, (a) the consolidated current
           -------------------
assets of the Borrower and the Restricted Subsidiaries as of such date (excluding cash and

Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and the Restricted Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative. For purposes of calculating Excess Cash Flow, Net Working Capital shall be determined after eliminating any increase due to any reduction or termination of any Permitted Securitization or any decrease due to the implementation or increase of any Permitted Securitization.

          "Obligations" has the meaning assigned to such term in the form of
           -----------
Guarantee Agreement attached hereto as Exhibit C.

          "Other Taxes" means any and all present or future recording, stamp,
           -----------
documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Perfection Certificate" means a certificate in the form approved by
           ----------------------
the Administrative Agent.

          "Permitted Acquisition" means any acquisition by the Borrower or any
           ---------------------
Restricted Subsidiary of all or substantially all the assets of, or all the Equity Interests in, a Person or division or line of business of a Person if, immediately after giving effect thereto, (a) no Default has occurred and is continuing or would result therefrom, (b) the principal business of such Person shall be reasonably related, ancillary or complementary to a business in which the Borrower and its Restricted Subsidiaries or Frontier or U S West were engaged on the Effective Date, (c) each Subsidiary formed for the purpose of or resulting from such acquisition shall be a Restricted Subsidiary and all the Equity Interests of each such Subsidiary shall be owned directly by the Borrower and/or a Restricted

Subsidiary of the Borrower and all actions required to be taken with respect to such acquired or newly formed Subsidiary under Sections 5.12 and 5.13 have been taken, (d) the Borrower and its Restricted Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition (without giving effect to operating expense reductions), with the covenants contained in Sections 6.12 and 6.13 and, if such determination is being made prior to the earlier of the Frontier Borrower Date and the Investment Grade Date, 6.14, 6.15 and 6.16 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such acquisition had occurred on the first day of each relevant period for testing such compliance and (e) the Borrower has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses (a), (b), (c) and (d) above, together with all relevant financial information for the Person or assets to be acquired and reasonably detailed calculations demonstrating satisfaction of the requirement set forth in clause (d) above.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

          (g) leases and grants of indefeasible rights of use, rights of use and similar rights in respect of capacity, dark fiber and similar assets of the Borrower and the Restricted Subsidiaries in the ordinary course of business; and

          (h) Liens in favor of the Borrower and/or Subsidiary Loan Parties;

provided that the term "Permitted Encumbrances" shall not include any Lien
--------
securing Indebtedness.

          "Permitted Holder" means Pacific Capital Group, Inc. and CIBC World
           ----------------
Markets Inc. and their respective Affiliates.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
     (c) above.

          "Permitted Securitization" shall mean the transfer or pledge of
           ------------------------
accounts receivable or interests in accounts receivable to a trust, partnership, corporation or other entity in an off balance sheet true sale transaction, which transfer or pledge is funded by such entity in whole or in part by the issuance of instruments or securities that are paid principally from the cash flow derived from such accounts receivable or interests in accounts receivable, provided that (a) the aggregate outstanding face amount of the receivables sold into such securitization, together with the aggregate outstanding face amount of the receivables sold into all other Permitted Securitizations, shall not exceed $200,000,000 at any time outstanding, (b) there shall be no recourse under such securitization to Limited, the Borrower or any Restricted Subsidiary and (c) the terms of such securitization shall be satisfactory to the Administrative Agent (whose consent shall not be unreasonably withheld).

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" means an agreement substantially in the form of
           ----------------
Exhibit E or, if required or to the extent advisable in a jurisdiction outside the United States, another form of agreement providing for the pledge of Equity Interests to secure the Obligations satisfactory in form and scope to the Administrative Agent.

          "Preferred Stock" means the 10-1/2% Senior Exchangeable Preferred
           ---------------
Stock Due 2008 of GCHL, as amended in accordance with this Agreement.

          "Prepayment Event" means:
           ----------------

          (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Restricted Subsidiary, other than (i) dispositions described in clauses
     (a), (b), (f), (g) and (h) of Section 6.05 and (ii) any other disposition (or series of dispositions) as to which the Net Proceeds do not exceed $500,000; or

          (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Restricted Subsidiary, but only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset, or to reimburse the Borrower or such Restricted Subsidiary for expenditures previously made for such purposes, within 360 days after such event (but in no event earlier than the date which is 5 Business Days after the date of receipt of such Net Proceeds).

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Purchase Money Indebtedness" means Indebtedness incurred to finance
           ---------------------------
the acquisition, construction, development, installation or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that such
                                                          --------
Indebtedness is incurred or assumed prior to or within 90 days after such acquisition or the completion of such construction or improvement.

          "Register" has the meaning set forth in Section 9.04.
           --------

          "Related Fund" shall mean, with respect to any Lender that is a fund
           ------------
that invests in bank loans, any other fund or trust or entity that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Required Lenders" means, at any time, Lenders having Revolving
           ----------------
Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any Equity Interests in Limited, the

Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in Limited, the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Limited, the Borrower or any Restricted Subsidiary.

          "Restricted Subsidiary" means any Subsidiary that is not an
           ---------------------
Unrestricted Subsidiary, and shall in any event include the following Persons, which may not be designated as Unrestricted Subsidiaries: (a) each Subsidiary specified on Schedule 1.01, each direct or indirect subsidiary of any of them and each direct or indirect Subsidiary whose business activities constitute a material component of the specific business conducted or anticipated to be conducted by any Subsidiary specified on Schedule 1.01 or any direct or indirect subsidiary of any Subsidiary specified on Schedule 1.01, (b) at any time prior to the designation of C&W Marine as an Unrestricted Subsidiary in accordance with clause (c) of the definition of Unrestricted Subsidiary, C&W Marine and each direct or indirect subsidiary thereof, (c) on and after the Frontier Borrower Date, Frontier and each direct or indirect subsidiary of Frontier, and
(d) on and after the date on which U S West becomes an Affiliate of Limited, U S West and each direct or indirect subsidiary of U S West.

          "Revolving Availability Period" means the period from and including
           -----------------------------
the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

          "Revolving Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $1,000,000,000.

          "Revolving Exposure" means, with respect to any Lender at any time,
           ------------------
the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

          "Revolving Lender" means a Lender with a Revolving Commitment or, if
           ----------------
the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

          "Revolving Loan" means a Loan made pursuant to clause (c) of Section
           --------------
2.01.

          "Revolving Maturity Date" means July 2, 2004.
           -----------------------

          "S&P" means Standard & Poor's.
           ---

          "Security Documents" means the Pledge Agreements and each other
           ------------------
security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

          "Senior Secured Leverage Ratio" means, on any date, the ratio of (a)
           -----------------------------
Total Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date for which financial statements are available).

          "Senior Notes" means the 9-5/8% Senior Notes Due 2008 of GCHL.
           ------------

          "Senior Note Indenture" means the indenture dated as of May 8, 1998,
           ---------------------
among GCHL, the guarantors referred to therein and United States Trust Company of New York, as trustee, as amended in accordance with the Consent and as amended, supplemented or modified from time to time in accordance with this Agreement.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means (a) any subsidiary of the Borrower and (b) at any
           ----------
time that Frontier is a subsidiary of Limited but is not a subsidiary of the Borrower, Frontier and each subsidiary of Frontier.

          "Subsidiary Loan Party" means each Restricted Subsidiary which has
           ---------------------
executed and delivered to the Administrative Agent a Guarantee Agreement and an Indemnity, Subrogation and Contribution Agreement satisfactory to the Administrative Agent and which has pledged as Collateral any Equity Interest owned by it and required to be pledged to satisfy the Collateral and Guarantee Requirement.

          "Swingline Exposure" means, at any time, the aggregate principal
           ------------------
amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

          "Swingline Lender" means The Chase Manhattan Bank, in its capacity as
           ----------------
lender of Swingline Loans hereunder.

          "Swingline Loan" means a Loan made pursuant to Section 2.04.
           --------------

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Term Loans" means Tranche A Term Loans, Tranche B Term Loans and
           ----------
Incremental Loans.

          "Total Indebtedness" means, as of any date, the sum of (a) the
           ------------------
aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis; provided that the term "Indebtedness" shall
                                    --------
not include contingent obligations of the Borrower or any Restricted Subsidiary as an account party in respect of any letter of credit or letter of guaranty unless such letter of credit or letter of guaranty supports an obligation that constitutes Indebtedness. For purposes of computing Total Indebtedness for any date on or prior to December 31, 1999, in determining compliance with Section 6.13 and Section 6.14, the outstanding principal amount of the Indebtedness of the Borrower and the Restricted Subsidiaries shall be deemed reduced by an amount equal to the lesser of (a) $150,000,000 and (b) the amount of cash (other than cash held as collateral for any obligation other than the Obligations) on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date.

          "Total Senior Secured Indebtedness" means, as of any date, the Loans
           ---------------------------------
and that portion of Total Indebtedness that ranks pari passu with the Loans and
                                                  ---- -----
is secured by any collateral.

          "Tranche A Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Tranche A Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche A Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04. The initial amount of each Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche A Commitments is $1,000,000,000.

          "Tranche A Lender" means a Lender with a Tranche A Commitment or an
           ----------------
outstanding Tranche A Term Loan.

          "Tranche A Maturity Date" means July 2, 2004.
           -----------------------

          "Tranche A Term Loan" means a Loan made pursuant to clause (a) of
           -------------------
Section 2.01.

          "Tranche B Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make a Tranche B Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche B Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche B Commitments is $1,000,000,000.

          "Tranche B Lender" means a Lender with a Tranche B Commitment or an
           ----------------
outstanding Tranche B Term Loan.

          "Tranche B Maturity Date" means July 2, 2007.
           -----------------------

          "Tranche B Term Loan" means a Loan made pursuant to clause (b) of
           -------------------
Section 2.01.

          "Transactions" means the Financing Transactions and the obtaining of
           ------------
the Consent.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "Unrestricted Subsidiary" means (a) GCT Pacific Holdings, Ltd. and the
           -----------------------
joint ventures owned in part by Pacific Crossing Holdings Ltd. and/or GCT Pacific Holdings, Ltd., including Pacific Crossing Ltd., and Global Access Limited and their direct and indirect subsidiaries, (b) Global Crossing Landing Mexicana S. De R.L. de C.V. and the joint ventures which will develop the terrestrial systems within South America, (c) if the acquisition thereof is financed or refinanced with Indebtedness in respect of which none of Limited, the Borrower and the Restricted Subsidiaries shall have any contingent, direct or other liabilities, and the Borrower shall at any time on or after the earlier of the Frontier Borrower Date and the Investment Grade Date designate it by written notice to the Administrative Agent as an Unrestricted Subsidiary, then from and after such time C&W Marine and any direct or indirect subsidiary thereof, (d) any other Subsidiary of the Borrower that shall have been designated an Unrestricted Subsidiary by the Borrower in the manner provided below and (e) any Subsidiary of an Unrestricted Subsidiary. The Borrower may designate C&W Marine as an Unrestricted Subsidiary in accordance with clause (c) above and may designate any other Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary as contemplated by clause (d) above if (i) neither such Subsidiary nor any of its Subsidiaries owns any Equity Interests or Indebtedness of, or holds any Lien on any property of, Limited, the Borrower or any other Restricted Subsidiary, (ii) after giving effect to such designation, the Borrower shall be in compliance with clause
(c)(ii) of Section 6.04 (it being understood that, for purposes of determining such compliance, all investments made by Loan Parties in, loans or advances made by Loan Parties to and Guarantees made by Loan Parties of Indebtedness of any Subsidiary so designated, shall be deemed to be investments, loans, advances and Guarantees in, to or on behalf of an Unrestricted Subsidiary), (iii) after giving effect to such designation, the Borrower and the Restricted Subsidiaries shall be in compliance on a pro forma basis with the covenants contained in
                            --- -----
Sections 6.12 and 6.13 and, if such determination is being made prior to the earlier of the Frontier Borrower Date and the Investment Grade Date, 6.14, 6.15 and 6.16 recomputed as at the last day of the most recently completed fiscal quarter of the Borrower for which financial statements are available, as if such designation had occurred on the first day of each relevant period for testing such compliance, and (iv) no Default shall have occurred and be continuing or
would result therefrom.   The Borrower may designate any Unrestricted Subsidiary
to be a Restricted Subsidiary if (i) no Default shall have occurred and be continuing or would result therefrom, (ii) after giving effect to such designation, the Borrower and the Restricted Subsidiaries are in compliance on a pro forma basis with the covenants contained in Sections 6.12 and 6.13 and, if
--- -----
such determination is being made prior to the earlier of the Frontier Borrower Date and the Investment Grade Date, 6.14, 6.15 and 6.16 recomputed as at the last day of the most recently completed fiscal quarter of the Borrower for which financial statements are available, as if such designation had occurred on the first day of each relevant period for testing such compliance and (iii) all Indebtedness and Liens of such Subsidiary could be incurred by it on the date of such designation (without reliance on Section 6.01(a)(viii) or 6.02(a)(iv)). The Borrower shall promptly notify the Administrative Agent in writing of any such designation and shall deliver to the Administrative Agent a certificate signed by a Financial Officer of the Borrower certifying that such designation complied with the foregoing provisions together with reasonably detailed calculations demonstrating satisfaction of the requirement set forth in clause (iii) of the second sentence of this definition or in clause (ii) of the third sentence of this definition, as applicable. In the event the date that Frontier becomes a Subsidiary is not the Frontier Borrower Date, Frontier and each of its subsidiaries shall be Unrestricted Subsidiaries until the Frontier Borrower Date occurs.

          "U S West" means U S West., Inc., a Delaware corporation.
           --------

          "U S West Transaction" means the transactions contemplated by the
           --------------------
Agreement and Plan of Merger between Limited and U S West dated as of May 16, 1999, in connection with which U S West and Limited will become Affiliates with a common parent or through another structure satisfactory to the Administrative Agent.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Classification of Loans and Borrowings.  For purposes
                         ---------------------------------------
of this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                     ----
"Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type
                              ----
(e.g., a "Eurodollar Revolving Loan").  Borrowings also may be classified and
-----
referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a
                      ----                                       ----
"Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving
                                              ----
Borrowing").

          SECTION 1.03.  Terms Generally.  The definitions of terms herein shall
                         ----------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04.  Accounting Terms; GAAP; Treatment of Unrestricted
                         -------------------------------------------------
Subsidiaries.  (a)  Except as otherwise expressly provided herein, all terms of
-------------
an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the
                             --------
Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose or to eliminate the effect of any voluntary change by the Borrower in the application of GAAP), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. For purposes of calculating compliance with any covenant, Defeased Obligations shall not constitute Indebtedness and the assets used to effect the defeasance thereof shall not constitute assets of the Borrower or any Restricted Subsidiary.

          (b) Except as otherwise expressly provided herein, all accounting and financial calculations and determinations hereunder shall be made without consolidating the accounts of Unrestricted Subsidiaries with those of the Borrower or any Restricted Subsidiary, notwithstanding that such treatment is inconsistent with GAAP.

          SECTION 1.05.  Construction After the Frontier Borrower Date.
                         ----------------------------------------------
Notwithstanding any other provision contained herein, unless and until the Frontier Borrower Date shall have occurred, Frontier shall not be a "Borrower" and its subsidiaries shall not be "Subsidiaries" hereunder. At all times after the Frontier Borrower Date, (a) each reference herein to the "Borrower" shall mean each of GCHL and Frontier and each of them may borrow at any time up to the full amount of the unutilized Tranche A Commitments or Revolving Commitments that is available to be borrowed by the Borrower at such time, (b) all determinations or calculations to be made with respect to the Borrower and the Subsidiaries or the Restricted Subsidiaries shall be made for all periods in respect of which such determinations or calculations are being made with respect to GCHL, Frontier and the Subsidiaries or the Restricted Subsidiaries, as applicable, (c) references herein to consolidated financial statements of the Borrower and the Restricted Subsidiaries shall mean combined and consolidated financial statements, (d) all representations and warranties by the Borrower under the Loan Documents will be deemed to be made by each of GCHL and Frontier,
(e) each of GCHL and Frontier shall be bound by the covenants of the Borrower under the Loan Documents and (f) each of GCHL and Frontier shall be jointly and severally liable for each other agreement of the Borrower under each Loan Document and for each of the Obligations

(except in the case of GCHL with respect to Obligations of Frontier as contemplated by the proviso to the penultimate sentence of the definition of Collateral and Guarantee Requirement).


                                   ARTICLE II

                                  The Credits
                                  -----------

          SECTION 2.01.  Commitments.  Subject to the terms and conditions set
                         ------------
forth herein, each Lender agrees (a) to make Tranche A Term Loans to the Borrower from time to time on and after the Effective Date in a principal amount on each occasion not exceeding its remaining unused Tranche A Commitment at such time, (b) to make a Tranche B Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche B Commitment and (c) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

          SECTION 2.02.  Loans and Borrowings.  (a)  Each Loan (other than a
                         ---------------------
Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are
                           --------
several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith; provided that all Borrowings made
                                             --------
on the Effective Date must be made as ABR Borrowings. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that
                                                                 --------
any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $20,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000; provided
                                                                     --------
that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is not less than $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10
           --------
Eurodollar Borrowings outstanding for each Class of Borrowing.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date or Tranche B Maturity Date, as applicable.

          SECTION 2.03.  Requests for Borrowings.   To request a Revolving
                         ------------------------
Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to
           --------
finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing or Tranche B Term Borrowing;

          (ii) the aggregate amount of such Borrowing;

          (iii) the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. The Borrower may combine within a single document Borrowing Requests for more than one Borrowing.

          SECTION 2.04.  Swingline Loans.  (a)  Subject to the terms and
                         ----------------
conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $25,000,000, (ii) the Revolving Exposure of any Revolving Lender, after giving effect to the applicable Swingline Loan, exceeding the Revolving Commitment of such Revolving Lender or (iii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

          (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 1:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

          (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such

Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment
                                      ------- --------
obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

          SECTION 2.05.  Letters of Credit.  (a)  General. Subject to the terms
                         ------------------       --------
and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b)  Notice of Issuance, Amendment, Renewal, Extension; Certain
               ----------------------------------------------------------
Conditions.  To request the issuance of a Letter of Credit (or the amendment,
-----------
renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit (in the event of any conflict between the terms of such application and the terms of this Agreement with respect to any subject matter covered by this Agreement (including covenants and events of default), this Agreement shall govern). A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure in respect of Letters of Credit contemplated by Section 6.01(a)(i) shall not exceed $600,000,000, (ii) the aggregate LC Exposure in respect of all other Letters of Credit shall not exceed $250,000,000, (iii) the aggregate LC Exposure shall not exceed

$750,000,000, and (iv) the total Revolving Exposures shall not exceed the total Revolving Commitments.

          (c)  Expiration Date.  Each Letter of Credit shall expire at or prior
               ----------------
to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

          (d)  Participations.  By the issuance of a Letter of Credit (or an
               ---------------
amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e)  Reimbursement.  If the Issuing Bank shall make any LC
               --------------
Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such

LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on the Business Day immediately following the day that the Borrower receives such notice; provided
                                                                      --------
that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 and, as applicable, Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the
                                                   ------- --------
payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

          (f)  Obligations Absolute.  The Borrower's obligation to reimburse LC
               ---------------------
Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder.
Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the
              --------
Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g)  Disbursement Procedures.  The Issuing Bank shall, promptly
               ------------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or
                                         --------
delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

          (h)  Interim Interest.  If the Issuing Bank shall make any LC
               -----------------
Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans;

provided that, if the Borrower fails to reimburse such LC Disbursement when due
--------
pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i)  Replacement of the Issuing Bank.  The Issuing Bank may be
               --------------------------------
replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative

Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to
Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (j)  Cash Collateralization.  If any Event of Default shall occur and
               -----------------------
be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation
                                                   --------
to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with
Section 2.11(b) and no Default shall have occurred and be continuing.

          SECTION 2.06.  Funding of Borrowings.  (a)  Each Lender shall make
                         ----------------------
each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as
                                  --------
provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of
         --------
an LC Disbursement as provided in

Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing
Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans of the applicable Class. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.07.  Interest Elections.  (a)  Each Revolving Borrowing and
                         -------------------
Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request for such Borrowing and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02;

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.08.  Termination and Reduction of Commitments; Increase of
                         -----------------------------------------------------
Commitments.  (a)  (i)  Unless previously terminated, (A) the Tranche B
------------
Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (B) the Revolving Commitments shall terminate on the Revolving Maturity Date.

          (ii) Unless previously terminated, the Tranche A Commitments shall be reduced at 5:00 p.m., New York City time, (A) on the date of each Tranche A Borrowing in an amount for each Tranche A Lender equal to the amount of the Loan of such Lender included in such Tranche A Borrowing and (B) on each date set forth below in an aggregate amount equal to the excess, if any, at 5:00 p.m., New York City time, on such date of (x) the aggregate unused Tranche A Commitments over (y) the amount set forth below for such date:

      Date                          Maximum Unused
      ----                          -----------------
                                 Tranche A Commitment
                                 --------------------

Effective Date                           $500,000,000
-----------------------------------------------------
July 2, 2000                                  0
-----------------------------------------------------

          (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the
                                      --------
Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $20,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

          (c)  If any prepayment of Term Borrowings is required pursuant to
Section 2.11 but cannot be made because there are no Term Borrowings outstanding, or because the amount of the required prepayment exceeds the outstanding amount of Term Borrowings, then, on the date that such prepayment is required, the Revolving Commitments (or, if any Tranche A Commitments remain outstanding, first the Tranche A Commitments and then after there are no remaining Tranche A Commitments, the Revolving Commitments) shall be reduced by an aggregate amount equal to the amount of the required prepayment, or the excess of such amount over the outstanding amount of Term Borrowings, as the case may be.

          (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice
                                                        --------
of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the

Lenders in accordance with their respective Commitments of such Class.

          (e) At any time, the Borrower may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request the addition of a new tranche of Term Loans (the "Incremental Loans"). The
                                              -----------------
Incremental Loans (i) shall be in an aggregate principal amount not in excess of $500,000,000 or a greater amount approved by Lenders holding Loans, LC Exposures and unutilized Commitments representing 66-2/3% of all the Loans, LC Exposures and unutilized Commitments at the time of such approval, (ii) shall be Term Loans for all purposes hereunder (including for purposes of sharing of Collateral, Guarantees and prepayments) and (iii) shall have such pricing as may be agreed by the Borrower and the Lenders providing such Incremental Loans and shall otherwise have the same terms as, at the Borrower's election, either the Tranche A Term Loans or the Tranche B Term Loans (and references to Tranche A Term Loans or to Tranche B Term Loans shall be deemed as the context requires to include references to Incremental Loans having the terms of Tranche A Term Loans or Tranche B Term Loans, respectively), including the same proportional amortization as the remaining Tranche A Term Loans or Tranche B Term Loans, as applicable. The Borrower shall have the right to arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Additional Lender") to extend commitments to provide
                 -----------------
Incremental Loans in an aggregate amount equal to the amount, if any, by which the commitments by the Lenders to provide such Incremental Loans are less than the amount thereof requested by the Borrower, provided that each Additional
                                              --------
Lender shall be subject to the approval of the Borrower and the Administrative Agent (which approval shall not be unreasonably withheld). Commitments in respect of Incremental Loans shall become Commitments under this Agreement pursuant to an amendment to this Agreement executed by each of the Borrower, each Lender agreeing to provide such Commitment, each Additional Lender, if any, the Issuing Bank and the Administrative Agent, and such amend ments to the other Loan Documents as the Administrative

Agent shall reasonably deem appropriate to effect such purpose. The effectiveness of such amendment shall be subject to the satisfaction on the date thereof and, if different, on the date on which the Incremental Loans are made, of each of the conditions set forth in paragraphs (a) and (b) of Section 4.02.

          SECTION 2.09.  Repayment of Loans; Evidence of Debt.  (a)  The
                         -------------------------------------
Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iii) to the Swingline Lender (or to the Administrative Agent to the extent the Revolving Lenders have acquired participations in any Swingline Loan) the then unpaid principal amount of each Swingline Loan on the Revolving Maturity Date; provided
                                                                        --------
that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d)  The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and
                                    ----- -----
amounts of the obligations recorded therein; provided that the failure of any
                                             --------
Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.10.  Amortization of Term Loans. (a)  Subject to adjustment
                         ---------------------------
pursuant to paragraph (d) of this Section, the Borrower shall repay Tranche A Term Borrowings in the principal amounts for each date set forth below equal to the percentage set forth opposite such date of the aggregate outstanding principal amount of the Tranche A Borrowings at 5:00 p.m., New York City time, on June 30, 2002:

                       Payment                     Percentage
                       -------                     ----------
                         Date

                    June 30, 2002                    3.00%
                    September 30, 2002               3.00%
                    December 31, 2002                3.00%
                    March 31, 2003                   3.00%
                    June 30, 2003                    5.00%
                    September 30, 2003               5.00%
                    December 31, 2003               10.00%
                    March 31, 2004                  10.00%
                    Tranche A Maturity Date         58.00%

          (b) Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay Tranche B Term Borrowings (i) in the aggregate principal amounts for the four-fiscal-quarter periods ending on the dates set forth below in consecutive equal quarterly installments on each September 30, December 31, March 31 and June 30, commencing on September 30, 2001 and ending on June 30, 2006:

                          Fiscal Period     Annual
                          -------------     ------
                            Ended           Amounts


                         June 30, 2002    $10,000,000
                         -------------     ----------
                         June 30, 2003     10,000,000
                         -------------     ----------
                         June 30, 2004     10,000,000
                         -------------     ----------
                         June 30, 2005     10,000,000
                         -------------     ----------
                         June 30, 2006     10,000,000

and (ii) on the dates set forth below in the respective amounts set forth for such dates:


                    Date                      Amount
                    ----                      ------

               September 30, 2006         $ 10,000,000
               December 31, 2006           313,333,333
               March 31, 2007              313,333,333
               Tranche B Maturity Date     313,333,334


          (c) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date and (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date.

          (d) Any prepayment of a Term Borrowing of any Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably; provided that any prepayment
                                                   --------
made pursuant to Section 2.11(a) shall be applied, first, to reduce the next scheduled repayment of the Term Borrowings of such Class to be made pursuant to this Section unless and until such next scheduled repayment has been eliminated as a result of reductions hereunder and, second, ratably.

          (e) Prior to any repayment of any Term Borrowings of any Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. In the event the Borrower fails to give such notice, such repayments shall be applied first to ABR Borrowings of the applicable Class and then to Eurodollar Borrowings of such Class in the direct order of then-scheduled expiration dates of the Interest Periods then applicable thereto. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

          SECTION 2.11.  Prepayment of Loans.  (a)  The Borrower shall have the
                         --------------------
right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) In the event and on each occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

          (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Restricted Subsidiary at any time prior to the Investment Grade Date in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds;

provided that, in the case of any event described in clause (a) of the
--------
definition of the term Prepayment Event, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Restricted Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 360 days after receipt of such Net Proceeds, (x) to acquire real property, equipment or other assets to be used in the business of the Borrower and the Restricted Subsidiaries, (y) to make investments permitted by
Section 6.04(g) or investments in Restricted Subsidiaries permitted by Section 6.04(l), or (z) if such Prepayment Event arises from the sale, transfer or disposition of any investment in an Unrestricted Subsidiary, to make investments in one or more other Unrestricted Subsidiaries, and, in each case, certifying that no Default has occurred and is continuing or would occur as a result of any such application, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 360-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

          (d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2002, the Borrower shall prepay Term Borrowings in an aggregate amount equal to 50% of Excess Cash Flow for such fiscal year; provided that no such payment shall be required if either (i) the
             --------
ratings established for the Index Debt are BBB- or better and Baa3 or better as of the date by which payment is required to be made pursuant to the next succeeding sentence or (ii) the Leverage Ratio as of the last day of such fiscal year shall be 4.0 to 1 or less. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

          (e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section. In the event the Borrower fails to give such notice, such prepayments shall be applied first to ABR Borrowings of each applicable Class and then to Eurodollar Borrowings of such Class in the direct order of then-scheduled expiration dates of the Interest Periods then applicable thereto. In the event of any mandatory prepayment of Term Borrowings made at a time when Term Borrowings of both Classes remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings and Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; provided that, so long as any Tranche A Term Loans are
                 --------
outstanding, any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any such mandatory prepayment of its Tranche B Term Loans pursuant to this Section, in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans but was so declined shall be applied pro rata to prepay Tranche A Term Borrowings and the Tranche B Term Loans of any Tranche B Lenders which have accepted such prepayment. In the event of any optional prepayment of Term Borrowings, prepayments shall be allocated among the Tranche A Borrowings, Tranche B Borrowings and Incremental Loans at the Borrower's election.

          (f) The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a
                                                       --------
notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving

Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section
2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by
Section 2.13.

          SECTION 2.12.  Fees.  (a)  The Borrower agrees to pay to the
                         -----
Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Commitment Fee Rate on the average daily unused amount of each Commitment of such Lender during the period from and including the date of this Agreement to but excluding the date on which such Commitment terminates. Accrued commit ment fees shall be payable in arrears (i) in the case of commitment fees in respect of the Revolving Commitments and the Tranche A Commitments, on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments or the Tranche A Commitments, as applicable, terminate, commencing on the first such date to occur after the date hereof and (ii) in the case of commitment fees in respect of the Tranche B Term Commitments, on the Effective Date or on any earlier date on which such Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

          (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving

Lender a participation fee with respect to its participa tions in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and the Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

          SECTION 2.13.  Interest.  (a)  The Loans comprising each ABR Borrowing
                         ---------
(including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

          (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

          (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued
                                          --------
pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.14.  Alternate Rate of Interest.  If prior to the
                         ---------------------------
commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 2.15.  Increased Costs.  (a)  If any
                         ----------------

                                                                              71
Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

          (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender, by an amount that such Lender deems to be material, of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase, by an amount that such Lender deems to be material, the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce, by an amount that such Lender deems to be material, the amount of any sum received or receivable by such Lender or the Issuing Bank with respect to Eurodollar Loans made or Letters of Credit issued hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy) by an amount that such Lender or Issuing Bank, as the case may be, deems material, then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be prima facie
                                                             ----- -----
evidence of the accuracy thereof. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided
                                                                       --------
that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change
                                          -------- -------
in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.16.  Break Funding Payments.  In the event of (a) the
                         -----------------------
payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(d) or 2.11(f) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be prima facie evidence of the accuracy thereof. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.17.  Taxes.  (a)  Any and all payments by or on account of
                         ------
any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any
             --------
Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as reasonably practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) If any Lender, the Administrative Agent or the Issuing Bank is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement, such person shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such person has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

          (f) If the Administrative Agent or a Lender determines, in its reasonable discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Nothing contained in this Section 2.17(f) shall require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

          SECTION 2.18.  Payments Generally; Pro Rata Treatment; Sharing of Set-
                         ------------------------------------------------------
Offs.  (a)  The Borrower shall make each payment required to be made by it
-----
hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto, and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing

Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c),
then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.19.  Mitigation Obligations; Replacement of Lenders.  (a)
                         -----------------------------------------------
If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to

Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i)
                                                         --------
unless such assignee is another Lender the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                  ARTICLE III

                         Representations and Warranties
                         ------------------------------

          Each of Limited and the Borrower represents and warrants to the Lenders that:

          SECTION 3.01.  Organization; Powers; Licenses. Each of Limited, the
                         -------------------------------
Borrower and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 3.02.  Authorization; Enforceability.  The Transactions to be
                         ------------------------------
entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each of Limited and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Limited, the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03.  Governmental Approvals; No Conflicts.  The
                         -------------------------------------
participation by Limited, the Borrower and each Restricted Subsidiary in the Transactions (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created under the Loan Documents and (iii) such as its failure to obtain, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Limited, the Borrower or any of the Restricted Subsidiaries, (c) will not violate or result in a default under the Senior Note Indenture, the Preferred Stock or the Exchange Note Indenture or give rise to a right thereunder to require any payment to be made by Limited, the Borrower or any of the Restricted Subsidiaries, (d) will not violate any order of any Governmental Authority or violate or result in a default under any indenture, agreement or other instrument binding upon Limited, the Borrower or any of the Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Limited, the Borrower or any of the Restricted Subsidiaries, except for such violations, defaults or rights, individually or in the aggregate, as could not reasonably be expected to result in a Material Adverse Effect or to expose any Lender or the Administrative Agent to any potential material civil liability or any potential criminal liability, and (e) will not result in the creation or imposition of any Lien on any asset of Limited, the Borrower or any of the Restricted Subsidiaries, except Liens created under the Loan Documents.

          SECTION 3.04.  Financial Condition; No Material Adverse Change.   (a)
                         ------------------------------------------------
The Borrower has heretofore furnished to the Lenders Limited's consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 1998, reported on by Arthur Andersen & Co., independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1999, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Limited and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

          (b) The Borrower has heretofore furnished to the Lenders the pro forma consolidated balance sheet for Limited and the Restricted Subsidiaries as of March 31, 1999, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by Limited and the Borrower to be reasonable), (ii) to the best of the Borrower's knowledge as of the Effective Date, accurately reflects all adjustments necessary to give effect to the Transactions and (iii) when prepared, presented, and will as of the Effective Date present, fairly, in all material respects, the pro forma financial position of the Borrower and the Restricted Subsidiaries as of March 31, 1999, as if the Transactions had occurred on such date.

          (c) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum, after giving effect to the Transactions, none of Limited, the Borrower or the Restricted Subsidiaries has, as of the Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

          (d) Since December 31, 1998, there has not occurred any event, condition or change that could reasonably be expected to have a material adverse effect on the business, assets, operations or condition (financial or otherwise) of Limited, the Borrower and the Restricted Subsidiaries, taken as a whole.

          SECTION 3.05.  Properties.  (a)  Each of Limited, the Borrower and the
                         -----------
Restricted Subsidiaries has good title to, or valid leasehold interests, licenses, easements, or other rights in, all its real and personal property material to its business as currently conducted, except for defects in title and other infirmities that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or to interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of Limited, the Borrower and the Restricted Subsidiaries owns, or is licensed or has other rights to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by Limited, the Borrower and the Restricted Subsidiaries does not infringe upon the rights of any other Person, except for any such failures that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.06.  Litigation and Environmental Matters.  (a)  There are
                         -------------------------------------
no actions, suits or proceedings by
or before any arbitrator or Governmental Authority pending against or, to the knowledge of Limited or the Borrower, threatened against or affecting Limited, the Borrower or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any of the Loan Documents or the Transactions.

          (b) Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither Limited, the Borrower nor any of the Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law,
(ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

          SECTION 3.07.  Compliance with Laws and Agreements.  Each of Limited,
                         ------------------------------------
the Borrower and the Restricted Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 3.08.  Investment and Holding Company Status.  Neither
                         --------------------------------------
Limited, the Borrower nor any of the Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09.  Taxes.  Each of Limited, the
                         ------

Borrower and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which Limited, the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10.  ERISA.  No ERISA Event has occurred or is reasonably
                         ------
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Except where an ERISA Event in respect of such excess could not reasonably be expected to result in a Material Adverse Effect, the present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans. Each employee benefit plan maintained primarily in respect of current or former employees of Limited, the Borrower and its Subsidiaries who are or were employed outside the United States is in compliance with all applicable laws and regulations and there are not any material unfunded amount thereunder, except where such noncompliance or unfunded liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

          SECTION 3.11.  Disclosure.  The Borrower has disclosed to the Lenders
                         -----------
all agreements, instruments and corporate or other restrictions to which Limited, the Borrower or any of the Restricted Subsidiaries is subject, and all other matters known to any of them as of the date hereof, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. As of the date hereof, neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Limited and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.12.  Subsidiaries.  As of the Effective Date, Limited does
                         -------------
not have any subsidiaries other than the Borrower, the Subsidiaries and Global Crossing Holdings II Ltd. Schedule 3.12 sets forth the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date.

          SECTION 3.13.  Insurance.  Limited and the Borrower believe that the
                         ----------
insurance maintained by or on behalf of the Borrower and its Subsidiaries is adequate.

          SECTION 3.14.  Labor Matters.  As of the Effective Date, there are no
                         --------------
strikes, lockouts or slowdowns against Limited, the Borrower or any Subsidiary pending or, to the knowledge of Limited or the Borrower, threatened.

          SECTION 3.15.  Senior Indebtedness.  The Obligations constitute
                         --------------------
"Senior Debt" under and as defined in the Exchange Note Indenture.

          SECTION 3.16.  Year 2000.  Any reprogramming required to permit the
                         ----------
proper functioning, in and following the year 2000, of the computer systems of the Borrower and the Restricted Subsidiaries and the testing of all such systems and equipment, as so reprogrammed, are expected to be completed by December 31, 1999. The cost to the Borrower and the Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) have not resulted in and are not expected to result in a Material Adverse Effect.

          SECTION 3.17.  Regulatory Matters; Etc.  Limited, the Borrower and the
                         ------------------------
Restricted Subsidiaries have or have sufficient rights in all licenses, consents and approvals from the FCC, other applicable Governmental Authorities and other third parties necessary or advisable to authorize Limited, the Borrower and such Subsidiaries to consummate the Transactions, to own and operate the businesses of Limited, the Borrower and such Restricted Subsidiaries and to conduct their operations as contemplated by their business plan (or have no reason to believe that they will not have or have sufficient rights in such licenses, consents and approvals as and when required), all of which to the extent currently required are in full force and effect, and no action has been taken by the FCC or any other Person or, to the knowledge of the Borrower, is threatened by any competent authority to challenge any such license, consent or approval or that would otherwise restrain, prevent or otherwise impose material adverse conditions on the financings contemplated hereby or in the business, operations or financial condition of Limited, the Borrower and such Subsidiaries taken as a whole, except in each case where the failure of any of the statements in this Section to be true, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.18.  Indenture Compliance.  At the time of any Borrowing or
                         ---------------------
issuance of a Letter of Credit, such Borrowing or issuance is permitted under the debt incurrence test specified under each of the Senior Note Indenture and, as applicable, the Preferred Stock or the Exchange Note Indenture, or such Borrowing or issuance is permitted under another provision of such Senior Note Indenture or, as applicable, the Preferred Stock or the Exchange Note Indenture.

                                   ARTICLE IV

                                   Conditions
                                   ----------

          SECTION 4.01.  Effective Date.  The obligations of the Lenders to make
                         ---------------
Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

          (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of each of (i) James C. Gorton, General counsel of the Borrower, substantially in the form of Exhibit B-1, (ii) Simpson Thacher & Bartlett, counsel for the Borrower, substantially in the form of Exhibit B-2, and (iii) local counsel in each jurisdiction in which a Guarantee Agreement or Pledge Agreement is required to be obtained by the Collateral and Guarantee Requirement, in a form reasonably satisfactory to the Administrative Agent, and (iv) FCC counsel for the Borrower substantially to the effect that no consent, approval, authorization, license or order of, or filing with, the FCC is required in connection with the Financing Transactions and that the Financing Transactions will not violate or breach the Communications Act of 1934, as amended, or the Submarine Cable Statute or the rules and regulations of the FCC and court interpretations thereof. Each of

     Limited and the Borrower hereby requests such counsel to deliver such opinions.

          (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

          (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          (f) The Collateral and Guarantee Requirement shall have been satisfied and the Administrative Agent shall have received a completed Perfection Certificate dated the Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

          (g)  The Consent shall have been obtained and shall be effective.

          (h) All requisite material Governmental Authorities and all material third parties shall have approved or consented to the transactions contemplated hereby to the extent required.

          (i) The Lenders shall have received a pro forma consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of March 31, 1999, reflecting all pro forma adjustments as if the Transactions had been consummated on such date, and such pro forma consolidated balance sheet shall be consistent in all material respects with the forecasts and other information previously provided to the Lenders, and the Borrower and the Restricted Subsidiaries will be in compliance on a pro forma basis with the
                                                        --- -----
     covenants contained in Sections 6.12, 6.13, 6.14, 6.15 and 6.16 recomputed as of the last day of the most recently completed fiscal quarter of the Borrower for which financial statements are available, as if the Transactions had occurred on the first day of each relevant period for testing such compliance.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on July 31, 1999 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

          SECTION 4.02.  Each Credit Event.  The obligation of each Lender to
                         ------------------
make a Loan on the occasion of any Borrowing (other than a Borrowing which constitutes the conversion or continuation of a Loan), and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing (other than a Borrowing which constitutes the conversion or continuation of a Loan) and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Limited and the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Limited and the Borrower covenants and agrees with the Lenders that:

          SECTION 5.01.  Financial Statements and Other Information.  The
                         -------------------------------------------
Borrower will furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year of the Borrower, an audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year for the Borrower and the Restricted Subsidiaries, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Arthur Andersen & Co. or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and the Restricted Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated balance sheet and related statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year for the Borrower and the Restricted Subsidiaries, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of the Borrower's Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the Restricted Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01, 6.04, 6.05, 6.08, 6.12, 6.13, 6.14, 6.15 and 6.16, and (iii) stating whether any material voluntary change by the Borrower in the application of

     GAAP has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) prior to the commencement of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget and including a quarterly breakdown in each case) and, promptly when available, any significant revisions of such budget;

          (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Limited, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by Limited to its shareholders generally, as the case may be; and

          (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Limited, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

          SECTION 5.02.  Notices of Material Events. Limited and the Borrower
                         ---------------------------
will furnish to the Administrative Agent and each Lender prompt written notice of the following:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Limited, the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of Limited, the Borrower and its Subsidiaries in an aggregate amount exceeding (i) at any time prior to the Investment Grade Date, $50,000,000 and (ii) at any time on or after the Investment Grade Date, $100,000,000; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03.  Information Regarding Collateral. (a)  The Borrower
                         ---------------------------------
will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

          (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer and the chief legal officer of the Borrower setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section.

          SECTION 5.04.  Existence; Conduct of Business. Each of Limited and the
                         -------------------------------
Borrower will, and will cause each of the Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any
                         --------
merger, consolidation, liquidation or dissolution permitted under Section 6.03.

          SECTION 5.05.  Payment of Obligations.  Each of Limited and the
                         -----------------------
Borrower will, and will cause each of the Restricted Subsidiaries to, pay its material Indebtedness and other material obligations, including material Tax liabilities, before the same shall become delinquent or in default, except where
(a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Limited, the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.06.  Maintenance of Properties.  Each of Limited and the
                         --------------------------
Borrower will, and will cause each of the Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          SECTION 5.07.  Insurance.  Each of Limited and the Borrower will, and
                         ----------
will cause each of the Restricted Subsidiaries to, maintain, with financially sound and reputable insurance companies insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

          SECTION 5.08. Completion of Systems.  The Borrower will, and will
                        ---------------------
cause each Restricted Subsidiary to, use commercially reasonable efforts to complete its network in accordance with the business plan contained in the Information Memorandum.

          SECTION 5.09.  Books and Records; Inspection and Audit Rights.  Each
                         -----------------------------------------------
of Limited and the Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of Limited and the Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 5.10.  Compliance with Laws.  Each of Limited and the Borrower
                         ---------------------
will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.11.  Use of Proceeds and Letters of Credit.  The proceeds of
                         --------------------------------------
the Term Loans, the Revolving Loans and Swingline Loans and the issuance of Letters of Credit will be used only to fund, or to refinance Indebtedness used to fund, Capital Expenditures to extend, expand or otherwise modify the fiberoptic cable system of the Borrower and the Restricted Subsidiaries or other Capital Expenditures in connection with other businesses in which the Borrower and the Restricted Subsidiaries shall be engaged, to refinance Indebtedness of, or to finance the acquisition of, Frontier, U S West or C&W Marine, or to fund, or to refinance Indebtedness used to fund or acquired in connection with, Permitted Acquisitions. In addition, the proceeds of the Revolving Loans and Swingline Loans and the issuance of Letters of Credit may be used to fund the working capital needs of, and for the general corporate purposes of, the Borrower and the Restricted Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly (i) for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X, and the Borrower will provide the Administrative Agent with a Form U-1 if at any time more than 25% of the Collateral and the assets subject to the limitations of Section 6.02 or 6.05 consists of "margin stock", as defined in Regulation U of the Board as from time to time in effect or (ii) to finance any acquisition of Equity Interests for the purpose of obtaining Control of any publicly held Person that has not at the time of the first public announcement of an offer relating thereto been approved by the board of directors of the Person to be acquired.

          SECTION 5.12.  Additional Subsidiaries.  If any additional Restricted
                         ------------------------
Subsidiary is formed or acquired after the Effective Date or if any Unrestricted Subsidiary is designated as a Restricted Subsidiary, the Borrower will, within 10 Business Days after such Restricted Subsidiary is formed or acquired or so designated, notify the Administrative Agent and the Lenders thereof and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Restricted Subsidiary and with respect to any Equity Interest in such Restricted Subsidiary owned by or on behalf of any Loan Party.

          SECTION 5.13.  Further Assurances.  Each of Limited and the Borrower
                         -------------------
will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, registrations and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. Limited and the Borrower also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

          SECTION 5.14.  Interest Rate Protection.  As promptly as practicable,
                         -------------------------
and in any event within 60 days after the Effective Date, the Borrower will enter into one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be substantially to mitigate the risk of interest rate variations.


                                   ARTICLE VI

                               Negative Covenants
                               ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of Limited and the Borrower covenants and agrees with the Lenders that:

          SECTION 6.01.  Indebtedness; Certain Equity Securities.  (a)  At any
                         ----------------------------------------
time prior to the Investment Grade Date, the Borrower will not, and will not permit any

Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except (subject in each case to clause (b) below):

          (i) Indebtedness created under the Loan Documents and Indebtedness of any Restricted Subsidiary which is supported by a Letter of Credit having a stated amount that is not less than 100% of the principal amount of such Indebtedness;

          (ii) in the case of GCHL, the Senior Notes and the Exchange Notes; and any unsecured Indebtedness of the Borrower used to refinance such Indebtedness that does not increase the outstanding principal amount thereof (except to the extent of any interest accrued thereon and any fees or expenses payable in connection therewith) or result in an earlier maturity date or decreased weighted average life thereof and that has other terms (other than pricing) that, taken as a whole, in the good faith judgment of the Borrower, are no less favorable to GCHL than those of the Senior Notes or the Exchange Notes, as applicable, that is not Guaranteed by any Person that does not Guarantee the Senior Notes or the Exchange Notes, as applicable, and that, in the case of a refinancing of the Exchange Notes, is subordinated to the Obligations to at least the same extent as the Exchange Notes;

          (iii) Indebtedness existing on the date hereof and set forth in
     Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except to the extent of any interest accrued thereon and any fees or expenses payable in connection therewith) or result in an earlier maturity date or decreased weighted average life thereof;

          (iv) Indebtedness of the Borrower to any Subsidiary and of any Restricted Subsidiary to the Borrower or any other Subsidiary;

          (v) Guarantees by the Borrower of Indebtedness of
     any Restricted Subsidiary and by any Restricted Subsidiary of Indebtedness of the Borrower or any other Restricted Subsidiary; provided that (A) no
                                                         --------
     Restricted Subsidiary (other than Frontier at any time that Frontier has pledged the Equity Interests in its direct subsidiaries pursuant to a Pledge Agreement to secure the Obligations) may Guarantee the Senior Notes or the Exchange Notes and (B) the aggregate amount of Indebtedness Guaranteed by Restricted Subsidiaries that are not Loan Parties, other than Guarantees of Indebtedness created under the Loan Documents, shall not, when taken together with all other amounts referred to in clause (b) below, exceed the applicable limit set forth in clause (b)(C) below;

          (vi) Indebtedness of U S West and each Restricted Subsidiary that is a subsidiary of U S West outstanding at the time U S West or such subsidiary becomes a Restricted Subsidiary; and any Indebtedness of the Borrower or such obligor used to refinance such Indebtedness that does not increase the outstanding principal amount thereof (except to the extent of any interest accrued thereon and any fees or expenses payable in connection therewith) or result in an earlier maturity date or decreased weighted average life thereof and that is not secured by any assets in addition to those by which it was secured immediately prior to such refinancing;

          (vii) Indebtedness of Frontier and each Restricted Subsidiary that is a subsidiary of Frontier outstanding at the time Frontier or such subsidiary becomes a Restricted Subsidiary; and any Indebtedness of the Borrower or such obligor used to refinance such Indebtedness that does not increase the outstanding principal amount thereof (except to the extent of any interest accrued thereon and any fees or expenses payable in connection therewith) or result in an earlier maturity date or decreased weighted average life thereof and that is not secured by any assets in addition to those by which it was secured immediately prior to such refinancing;

          (viii) Indebtedness of any other Person that becomes a Restricted Subsidiary after the date hereof; provided
                                       --------
     that (A) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary and (B) after giving effect to the acquisition of such Restricted Subsidiary, the Borrower and the Restricted Subsidiaries will be in compliance, on a pro forma basis, with the covenants contained in Sections 6.12 and 6.13 and, if such determination is being made prior to the earlier of the Frontier Borrower Date and the Investment Grade Date, 6.14, 6.15 and 6.16 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such acquisition had occurred, and such Indebtedness had been incurred, on the first day of each relevant period for testing and compliance; and any unsecured Indebtedness of the Borrower used to refinance such Indebtedness that does not increase the outstanding principal amount thereof (except to the extent of any interest accrued thereon and any fees or expenses payable in connection therewith) or result in an earlier maturity date or decreased weighted average life thereof;

          (ix) Purchase Money Indebtedness of C&W Marine and its subsidiaries in an aggregate principal amount at any time outstanding that, when taken together with the aggregate outstanding amount of leases under Section 6.06 entered into in reliance on this clause (computed as set forth in Section 6.06), shall not exceed $200,000,000;

          (x) Purchase Money Indebtedness of the Borrower or any Restricted Subsidiary (other than Purchase Money Indebtedness described in clause (ix) above) at any time outstanding in an aggregate principal amount that, when taken together with the aggregate outstanding amount of leases under
     Section 6.06 entered into in reliance on this clause (computed as set forth in Section 6.06), shall not exceed $300,000,000;

          (xi) Guarantees permitted by Section 6.04(c);

          (xii) Indebtedness in respect of trade letters of credit incurred in the ordinary course of business and Indebtedness in respect of other letters of credit or letters of guaranty incurred in the ordinary course of business that support only obligations that do not constitute Indebtedness;

          (xiii) unsecured Indebtedness of the Borrower used to refinance Term Loans in an aggregate amount not in excess of the aggregate principal amount of the Loans refinanced thereby (except to the extent of any interest accrued thereon and any fees or expenses payable in connection therewith), having no amortization and having a maturity date no sooner than the date that is 91 days after the maturity date of the latest maturing Loan remaining after such refinancing; and

          (xiv) other Indebtedness in an aggregate principal amount at any time outstanding not exceeding 10% of Net Tangible Assets as of the last day of the most recently ended fiscal quarter for which financial statements are available at such time.

          (b) Notwithstanding anything contained in clause (a) above, the Borrower will not, and will not permit any Restricted Subsidiary to, at any time, create, incur, assume or permit to exist any (i) Purchase Money Indebtedness, (ii) Indebtedness secured by any Lien on any asset of the Borrower or any Restricted Subsidiary or that constitutes a Capital Lease Obligation or
(iii) Indebtedness of any Restricted Subsidiary that is not a Loan Party, except:

          (A) Indebtedness described in subclauses (i), (iii), (iv), (vi),
     (vii), (viii) and (xii) of clause (a) above;

          (B) Indebtedness described in subclauses (ix) and (x) of clause (a) above, in amounts not to exceed at any time the respective limits set forth in subclauses (ix) and (x); and

          (C) other such Indebtedness that, when taken together with the aggregate outstanding amount of leases under Section 6.06 entered into in reliance on this clause (computed as set forth in Section 6.06), shall not exceed (i) at any time prior to the Investment Grade Date, $50,000,000, and (2) at any time on or after the Investment Grade Date, $100,000,000.

          (c) Limited will not create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Loan Documents, (ii) Guarantees of commercial obligations (not constituting Indebtedness) of its subsidiaries incurred in the ordinary course of business and (iii) Guarantees of the Senior Notes, the Exchange Notes or any other Indebtedness of any Loan Party permitted hereunder.

          (d) Neither Limited nor the Borrower will, nor will they permit any Restricted Subsidiary to, issue any Disqualified Stock unless after giving effect to the issuance thereof the Borrower and the Restricted Subsidiaries will be in compliance, on a pro forma basis, with the covenants contained in Sections
6.12 and 6.13 and, if such determination is being made prior to the earlier of the Frontier Borrower Date and the Investment Grade Date, 6.14, 6.15 and 6.16 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such issuance had occurred on the first day of each relevant period for testing such compliance.

          (e) Neither Limited nor the Borrower will, nor will they permit any Restricted Subsidiary to, consent to any incurrence of Indebtedness by Frontier or any subsidiary of Frontier prior to the Frontier Borrower Date unless Frontier or such subsidiary, as applicable, would have been permitted to incur such Indebtedness under this Agreement if Frontier were a Borrower.

          SECTION 6.02.  Liens.  (a)  The Borrower will not, and will not permit
                         ------
any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or (except as expressly permitted by Section 6.05) assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i) Liens created under the Loan Documents;

          (ii) Permitted Encumbrances;

          (iii) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or
           --------
     asset of the Borrower or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (except to the extent of any interest accrued thereon and any fees or expenses payable in connection therewith);

          (iv) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary;

     provided that (A) such Lien is not created in contemplation of or in
     --------
     connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (except to the extent of any interest accrued thereon and any fees or expenses payable in connection therewith);

          (v) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Restricted Subsidiary; provided that (1) such
                                                   --------
     security interests secure Indebtedness permitted by

     Section 6.01(a)(ix), 6.01(a)(x) or 6.01(b)(C), (2) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (3) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (4) such security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary;

          (vi) Liens in favor of the holders of Defeased Obligations securing such Defeased Obligations;

          (vii) after the earlier of the Frontier Borrower Date and the Investment Grade Date, the sale of accounts receivable pursuant to a Permitted Securitization; and

          (viii) other Liens securing Indebtedness permitted by Section 6.01(b)(C).

          (b) Limited will not create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, except Liens created under the Security Documents, Permitted Encumbrances and Liens on Equity Interests in Unrestricted Subsidiaries.

          SECTION 6.03.  Fundamental Changes.  (a)  Neither Limited nor the
                         --------------------
Borrower will, nor will they permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer or otherwise dispose of all or substantially all its assets, or liquidate or dissolve, except that, if such transaction would not otherwise violate Section 6.04:

          (i) (A) Frontier may merge into Limited, GCHL or any Restricted Subsidiary, or GCHL or any Restricted Subsidiary may merge into Frontier, in a transaction in which Frontier, GCHL, or a Subsidiary Loan Party is the surviving corporation, (B) the parties may consummate the U S West Transaction and the Frontier Acquisition and (C) U S West may merge into GCHL, or any Restricted

     Subsidiary, or GCHL or any Restricted Subsidiary may merge into U S West, in each case in a transaction in which U S West, GCHL or a Subsidiary Loan Party is the surviving corporation, provided that in the case of each transaction referred to in clause (A), (B) and (C), after giving effect to such transaction (1) the Lenders shall not as a result of such transaction lose the benefit of any Guarantee by, or any pledge of Equity Interests in, any Subsidiary (except as a result of any direct or indirect parent of GCHL becoming organized under the laws of the United States or any State thereof or the District of Columbia as contemplated by the proviso to the penultimate sentence of the definition of Collateral and Guarantee Requirement) and (2) any surviving corporation in a merger with Frontier or GCHL shall be domiciled in Bermuda or the United States, shall deliver all such documents and take all such actions as the Administrative Agent shall request to evidence and confirm its obligations as Borrower under the Loan Documents and shall not have outstanding any secured Indebtedness that is not within the limits set forth in Section 6.01(b); and

          (ii) (A) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any Person (other than the Borrower) may merge with any Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary and (if any party to such merger is a Subsidiary Loan Party) is a Subsidiary Loan Party, (C) Limited may merge with and into or dissolve into a Delaware corporation having no assets or liabilities (other than de minimis assets and
                                                 -- -------
     liabilities consistent with its not having conducted any business prior to such merger) or reincorporate in a transaction effected in a manner satisfactory to the Administrative Agent in which it becomes incorporated in Delaware or another jurisdiction approved by the Administrative Agent and (D) any Restricted Subsidiary (other than a Subsidiary Loan Party) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, provided in each case that at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing.

          (b) Prior to the Investment Grade Date, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Restricted Subsidiaries or Frontier or U S West on the date of execution of this Agreement and businesses reasonably related, ancillary or complementary thereto.

          (c) Limited will not engage in any business or activity other than the consummation of the U S West Transaction, the Frontier Acquisition and the C&W Acquisition and the ownership of all the outstanding shares of capital stock of the Borrower, Frontier and Global Crossing Holdings II Ltd., the ownership of Unrestricted Subsidiaries and activities incidental thereto. Limited will not own or acquire any assets (other than shares of capital stock of the Borrower, Frontier, Global Crossing Holdings II Ltd. or Unrestricted Subsidiaries, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, Guarantees permitted under Section 6.01(c), liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities).

          SECTION 6.04.  Investments, Loans, Advances, Guarantees and
                         --------------------------------------------
Acquisitions.  Prior to the Investment Grade Date, the Borrower will not, and
-------------
will not permit any of its Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Restricted Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a) Permitted Investments;

          (b) investments existing on the date hereof and set forth on Schedule 6.04;

          (c) investments by the Borrower and the Restricted Subsidiaries in Equity Interests in their respective Subsidiaries; provided that: (i) the
                                                        --------
     Collateral and Guarantee Requirement shall have been satisfied with respect to such Restricted Subsidiaries and Equity Interests; and (ii) the aggregate amount at any time outstanding of investments made after the date hereof by the Borrower and the Loan Parties in, and loans and advances by Loan Parties to, and Guarantees by Loan Parties of Indebtedness of, Unrestricted Subsidiaries (including with respect to C&W Marine if it is designated as an Unrestricted Subsidiary in accordance with clause (c) of the definition of "Unrestricted Subsidiary", all such investments, loans, advances and Guarantees made therein after the date hereof but excluding any of the foregoing made therein on or prior to the date hereof) shall not, when taken together with the aggregate amount of investments made under clause (l) below, exceed 15% of Net Tangible Assets as of the last day of the most recently ended fiscal quarter for which financial statements are available at such time (it being understood that, for purposes of determining outstanding investments in Unrestricted Subsidiaries, the sale or disposition by a Loan Party of an investment in an Unrestricted Subsidiary shall be deemed to reduce investments in Unrestricted Subsidiaries by an amount equal to the Net Proceeds of such sale or disposition);

          (d) loans or advances made by the Borrower to any Restricted Subsidiary and made by any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary;

          (e) Guarantees constituting Indebtedness permitted
     by Section 6.01 and Guarantees of commercial obligations (not constituting Indebtedness) of Restricted Subsidiaries incurred in the ordinary course of business; provided that the aggregate principal amount of Indebtedness of
               --------
     Unrestricted Subsidiaries that is Guaranteed by any Restricted Subsidiary shall be subject to the limitation set forth in clause (c)(ii) above;

          (f) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (g) Permitted Acquisitions;

          (h) the Frontier Acquisition;

          (i) the U S West Transaction;

          (j) the C&W Marine Acquisition;

          (k) any transaction permitted by Section 6.03 without reliance on this paragraph (k);

          (l) any other investments in, advances or loans to, or Guarantees of Indebtedness of any Person or acquisitions of all or substantially all the assets of a Person or division or line of business of a Person in an aggregate amount at any time outstanding that, when taken together with the aggregate amount of investments in Unrestricted Subsidiaries made in accordance with clause (c)(ii) above, shall not exceed 15% of Net Tangible Assets as of the last day of the most recently ended fiscal quarter for which financial statements are available at such time (it being understood that, for purposes of determining outstanding investments for purposes of this clause (l), the sale or disposition of such an investment shall be deemed to reduce the aggregate amount of such investments by an amount equal to the Net Proceeds of such sale or disposition);

          (m) any investment made with Equity Interests in Limited or the proceeds of the issuance thereof;

          (n) title retention, installment sale, deferred purchase price or other customary financing arrangements entered into in the ordinary course of business with customers purchasing capacity and dark fiber;

          (o) investments by the Borrower and the Restricted Subsidiaries contemplated as of the Effective Date in Pacific Crossing Ltd., Global Access Ltd., Global Crossing Landing Mexicana S. de R.L. de C.V., SAC Brazil (Backhaul) Ltd., AIG Orion Fund and Telergy in an aggregate amount not to exceed $120,000,000; and

          (p) investments of C&W Marine, Frontier, U S West or any of their subsidiaries in minority interests or joint ventures that are owned, respectively, as of the date of the C&W Marine Acquisition, the date of the Frontier Acquisition or the date on which U S West and Limited become Affiliates and that are not acquired in contemplation of or in connection with such acquisition.

          SECTION 6.05.  Asset Sales.  The Borrower will not, and will not
                         ------------
permit any of the Restricted Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any of the Restricted Subsidiaries to issue any additional Equity Interest in such Subsidiary, except:

          (a) sales, leases, transfers or other dispositions of inventory, capacity, dark fiber, used or surplus equipment or equipment being replaced with new technology and Permitted Investments in the ordinary course of business (including, without limitation, bulk dispositions of capacity and disposition of capacity and/or dark fiber in exchange for non-cash consideration (including capacity on other systems));

          (b) sales, leases, transfers or other dispositions to the Borrower or a Restricted Subsidiary; provided that any such sales, transfers or
                              --------
     dispositions
     involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09 (without reliance on Section 6.09(d));

          (c) sales, leases, transfers or other dispositions of assets (other than sales by any Restricted Subsidiary of Equity Interests in a Subsidiary) that are not permitted by any other clause of this Section;

     provided that (i) the aggregate fair market value of all assets sold,
     --------
     transferred or otherwise disposed of in reliance upon this clause (c) shall not, when taken together with the fair market value of all Restricted Subsidiaries designated as Unrestricted Subsidiaries during the term of this Agreement (net of the fair market value of Unrestricted Subsidiaries designated as Restricted Subsidiaries), exceed in the aggregate as of any date during the term of this Agreement 10% of Net Tangible Assets as of the last day of the most recently ended fiscal quarter for which financial statements are available as of such date and (ii) the Borrower and its Restricted Subsidiaries are in compliance, on a pro forma basis after giving effect to such disposition, with the covenants contained in Sections
     6.12 and 6.13 and, if such determination is being made prior to the earlier of the Frontier Borrower Date and the Investment Grade Date, 6.14, 6.15 and
     6.16 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such sale, transfer or other disposition had occurred on the first day of each relevant period for testing such compliance;

          (d) sales, transfers and dispositions of any Equity Interests of, loans or advances to, or other investments in, any Unrestricted Subsidiary;

          (e) sale and leaseback transactions permitted under Section 6.06;

          (f) after the earlier of the Frontier Borrower Date and the Investment Grade Date, sales of accounts receivable under any Permitted
     Securitization;

          (g) issuances of additional Equity Interests of Restricted Subsidiaries to existing shareholders in exchange for additional equity; and

          (h) sales, transfers and dispositions of Equity Interests and other assets of Restricted Subsidiaries that constitute investments permitted by
     Section 6.04(l);

provided that all sales, transfers, leases and other dispositions permitted
--------
hereby (other than those permitted by clause (b) above) shall be made for fair value and (other than those permitted by clauses (a), (b) and (h)), prior to the Investment Grade Date, for at least 90% cash consideration.

          SECTION 6.06.  Sale and Leaseback Transactions. The Borrower will not,
                         --------------------------------
and will not permit any of the Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after the Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset in connection with a lease the amount of which, when taken together with the aggregate amount of all Indebtedness outstanding under
Section 6.01(a)(ix), 6.01(a)(x) or 6.01(b)(C), as the case may be, and the aggregate amount of all other outstanding leases (the amount of each lease being computed as if such lease were a Capital Lease Obligation) under this Section
6.06 entered into in reliance on the same clause of Section 6.01, shall not exceed the limit set forth in such clause.

          SECTION 6.07.  Hedging Agreements.  Prior to the Investment Grade
                         -------------------
Date, the Borrower will not, and will not permit any of the Restricted Subsidiaries to, enter into any Hedging Agreement, other than (a) Hedging Agreements required by Section 5.14 and (b) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Restricted Subsidiary is exposed in the conduct of its business or the management of its liabilities.

          SECTION 6.08.  Restricted Payments; Certain Payments of Indebtedness.
                         ------------------------------------------------------
(a) Prior to the Investment Grade Date, neither Limited nor the Borrower will, nor will they permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) Limited may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) Restricted Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (iii) Limited may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (iv) the Borrower may pay dividends to Limited at such times and in such amounts as shall be necessary to permit Limited to discharge its permitted liabilities, provided that if a Default or Event of Default shall have
                       --------
occurred and be continuing no such dividends may be paid the proceeds of which are used to make any payment in respect of any Guarantee or any Indebtedness of Limited, and (v) Restricted Payments may be made in respect of the Preferred Stock as required thereunder so long as no Default would exist as a result of making such payments.

          (b) Prior to the Investment Grade Date, neither Limited nor the Borrower will, nor will they permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

           (i) payment of Indebtedness created under the Loan Documents or the Senior Notes;

     (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of subordinated Indebtedness prohibited by the subordination provisions thereof;
     (iii) refinancings of Indebtedness to the extent permitted by Section
     6.01; and

     (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness.

          (c) The Borrower will not exercise its right to issue the Exchange Notes in exchange for the Preferred Stock prior to the earlier of the Frontier Borrower Date and the Investment Grade Date.

          SECTION 6.09.  Transactions with Affiliates. Neither Limited nor the
                         -----------------------------
Borrower will, nor will they permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions at prices and on terms and conditions not less favorable to Limited, the Borrower or such Restricted Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions entered into in connection with transactions involving selections by customers of cable system capacity and/or dark fiber entered into in the ordinary course of business and on a basis that is not systematically disadvantageous to the Restricted Subsidiaries, (c) transactions that involve the provision by the Borrower or a Restricted Subsidiary to an Unrestricted Subsidiary of sales and marketing services, operations, administration and maintenance services or development services for which the Borrower or such Restricted Subsidiary receives a return at least equal to its expenses for providing such services, (d) transactions between or among the Borrower and the Restricted Subsidiaries not involving any other Affiliate, (e) any Restricted Payment permitted by Section 6.08, (f) the entering into, maintaining or performance of any employment contract, collective bargaining agreement, benefit plan, program or arrangement, related trust agreement or any other similar arrangement for or with any employee, officer or director heretofore or hereafter entered into in the ordinary course of business, including vacation, health, insurance, deferred compensation, retirement, savings or other similar plans, (g) the payment of compensation, performance of indemnification or contribution obligations, or an issuance, grant or award of stock, options, or other equity-related interests or other securities to employees, officers or directors in the ordinary course of business, (h) any transaction with an officer or director in the ordinary course of business not involving more than $250,000 in any one case, (i) loans or advances made to directors, officers or employees of Limited, the Borrower or any Subsidiary (1) in respect of travel, entertainment or moving-related expenses incurred in the ordinary course of business, (2) in respect of moving-related expenses incurred in connection with any closing or consolidation of any facility or (3) in the ordinary course of business not exceeding $10,000,000 in the aggregate at any time outstanding and payments in respect of any of the foregoing, (j) payment of reasonable directors fees, or (k) any sale or other issuance of Equity Interests (other than Disqualified Stock) of Limited.

          SECTION 6.10.  Restrictive Agreements.  Neither Limited nor the
                         -----------------------
Borrower will, nor will they permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Limited, the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the obligations and liabilities of the Loan Parties under the Loan Documents or those of any Person refinancing any Obligation under the Loan Documents, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary; provided that
                                                                 --------
(i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan

Document or, as modified by the Consent, the Senior Notes or the Preferred Stock or the Exchange Notes or Indebtedness of Frontier or any of its subsidiaries existing on the date hereof, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder,
(iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

          SECTION 6.11.  Amendment of Material Documents. Prior to the
                         --------------------------------
Investment Grade Date, neither Limited nor the Borrower will, nor will they permit any Restricted Subsidiary to, amend, modify or waive any of its rights in any manner adverse to the Lenders (except as the Administrative Agent shall deem not materially adverse to the Lenders) under (a) the Senior Notes, (b) the Preferred Stock or (c) the Exchange Notes.

          SECTION 6.12.  Interest Expense Coverage Ratio. The Borrower will not
                         --------------------------------
permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense, in each case for any period of four consecutive fiscal quarters ending on any date during any period set forth below (i) if such date occurs prior to the earlier of the Frontier Borrower Date and the Investment Grade Date, to be less than the ratio set forth below opposite such period:

                         Period                          Ratio
                         ------                          ----
                 Effective Date to March 31, 2000        1.60
                 April 1, 2000 to September 30, 2000     1.75
                 October 1, 2000 to March 31, 2001       2.00
thereafter                                                              2.50

or (ii) if such date occurs on or after the earlier of the Frontier Borrower Date and the Investment Grade Date, to be less than 2.50.

          SECTION 6.13.  Total Leverage Ratio.  The Borrower will not permit the
                         ---------------------
Leverage Ratio as of the last day of any fiscal quarter ending during any period set forth below (a) if such day occurs prior to the earlier of the Frontier Borrower Date and the Investment Grade Date, to exceed the ratio set forth opposite such period:

               Period                  Ratio
-------------------------------------  -----
Effective Date to March 31, 2000        6.75
April 1, 2000 to September 30, 2000     6.00
October 1, 2000 to March 31, 2001       5.00
April 1, 2001 to December 31, 2001      4.50
thereafter                              4.00

or (b) if such day occurs on or after the earlier of the Frontier Borrower Date and the Investment Grade Date (i) but on or prior to December 31, 2000, to exceed 4.75, or (ii) and after January 1, 2001, to exceed 4.00.

          SECTION 6.14.  Senior Secured Leverage Ratio.  The Borrower will not
                         ------------------------------
permit the Senior Secured Leverage Ratio as of the last day of any fiscal quarter ending prior to the earlier of the Frontier Borrower Date and the Investment Grade Date and during any period set forth below to exceed the ratio set forth opposite such period:

               Period                  Ratio
-------------------------------------  -----
Effective Date to March 31, 2000        5.25
April 1, 2000 to September 30, 2000     4.50
October 1, 2000 to March 31, 2001       4.00
April 1, 2001 to December 31, 2001      3.25
thereafter                              3.00

          SECTION 6.15.  Total Indebtedness to Capitaliza tion Ratio.  The
                         --------------------------------------------
Borrower will not permit as of the last day of any fiscal quarter ending prior to the earlier of the Frontier Borrower Date and the Investment Grade Date and during any period set forth below the ratio of (a) the sum of Total Indebtedness and the liquidation preference of Disqualified Stock as of such day to (b) Capitalization as of such date to exceed the ratio set forth opposite such period:

                          Period                Ratio
                          ------                -----
      Effective Date to June 30, 2002           0.80
      thereafter                                0.70

          SECTION 6.16.  Total Senior Secured Indebtedness to Capitalization
                         ---------------------------------------------------
Ratio.  The Borrower will not permit on the last day of any fiscal quarter
------
ending at any time prior to the earlier of the Frontier Borrower Date and the Investment Grade Date the ratio of (a) Total Senior Secured Indebtedness to (b) Capitalization to exceed 0.60.


                                  ARTICLE VII

                               Events of Default
                               -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------

          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

          (c) any representation or warranty made or deemed made by or on behalf of Limited, the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) Limited or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a) or 5.04 (with respect to the existence of Limited or the Borrower) or in Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

          (f) Limited, the Borrower or any Restricted Subsidiary shall fail to make any payment of principal or interest (regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after any applicable grace period;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this
                                                          --------
     clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Limited, the Borrower or any Restricted Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Limited, the Borrower or any Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) Limited, the Borrower or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Limited, the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) Limited, the Borrower or any Restricted Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of (i) at any time prior to the Investment Grade Date, $50,000,000 and (ii) at any time on or after the Investment Grade Date, $100,000,000, shall be rendered against Limited, the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Limited, the Borrower or any Subsidiary to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

          (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates or other instruments delivered to it under a Pledge Agreement;

          (n) any Guarantee Agreement shall not for any reason be, or shall be asserted by the Borrower or any Subsidiary not to be, in full force and effect and enforceable in all material respects in accordance with its terms;

          (o) a Change in Control shall occur; or

          (p) the Frontier Borrower Date shall fail to occur within 210 days after the date on which Frontier becomes a Subsidiary;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter (so long as such event shall be continuing) be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. On the first date on which any event referred to in clause (h) or clause (i) above shall occur in respect of Frontier, the Lenders shall automatically and without further act be deemed to have exchanged interests in the Loans and LC Exposures (each interest in any Loan or any LC Exposure being referred to as a "Claim" and each Class of Loans and the LC Exposure being referred to as a "Claims Class") such that in lieu of the interest of each Lender in each Claims Class in which it shall participate as of such date (including such Lender's interest in the principal, reimbursement, interest and fee obligations of each Loan Party in respect of each such Claims Class), such Lender shall hold a percentage interest in every one of the Claims Classes (including the principal, reimbursement, interest and fee obligations of each Loan Party in respect of each such Claims Class), whether or not such Lender shall previously have participated therein, equal to the percentage of all the outstanding Claims represented by such Lender's Claims. Each Lender, each person acquiring a participation from any Lender as contemplated by Section 9.04(e) and each Loan Party hereby consents and agrees to the foregoing exchanges. Each Loan Party agrees from time to time to execute and deliver to the Administrative Agent all such instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to such exchanges, and each Lender agrees to surrender any note received by it in connection with its Loans hereunder to the Administrative Agent against delivery of a new note evidencing its interests as adjusted in the Claims Classes; provided, however, that the failure of any Loan Party to execute or deliver or of any Lender to accept any such note, instrument or document shall not affect the validity or effectiveness of any exchange. In addition, each Lender and each Loan Party agrees with respect to any unfunded LC Exposure to take such actions as may be specified by the Administrative Agent, including in the case of each Revolving Lender, funding its share of such unfunded LC Exposure into an escrow account maintained by the Administrative Agent, for the purpose of giving effect to the intent of the foregoing provisions relating to the exchange of interests.


                                  ARTICLE VIII

                            The Administrative Agent
                            ------------------------

          Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Limited, the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Limited, the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Limited, the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, subject to the prior written approval of the Borrower (which approval shall not be unreasonably withheld), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as

Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.


                                   ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01.  Notices.  Except in the case of notices and other
                         --------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to Limited or the Borrower, to it at Wessex House, 45 Reid Street, HM12: Hamilton, Bermuda,

     Attention of Chief Financial Officer (Telecopy No. (441) 296-8606), with a copy to Global Crossing Ltd., 150 El Camino Drive, Suite 204, Beverly Hills, California 90212, Attention of General Counsel (Telecopy No. (310) 281-4942);

          (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Edmond DeForest (Telecopy No. (212) 270-4584);

          (c) if to the Issuing Bank, to it at The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to Chase Manhattan Bank Delaware, Letter of Credit Department - 8th Floor, 1201 Market Street, Wilmington, Delaware 19801, Attention of Michael Handago (Telecopy No. 302-428-3390/984-4904);

          (d) if to the Swingline Lender, to it at The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-
     5658); and

          (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02.  Waivers; Amendments.  (a)  No
                         --------------------
failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except as provided in Section 2.08(e) or, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Limited, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i)
                                 --------
increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or any payment of the scheduled principal amount of any Term Loan under Section 2.10, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any

Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or change Section 2.08(d) in a manner that would alter the pro rata reduction of Commitments required thereby, without the written consent of each Lender of any Class affected thereby, (v) change any of the provisions of this Section or the percentage set forth in the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) prior to the later of the Investment Grade Date and the first date on which there shall be no Tranche B Term Loans (or Incremental Loans having the terms thereof) outstanding, release Limited or any material Subsidiary Loan Party from its Guarantee under any Guarantee Agreement (except as expressly provided in such Guarantee Agreement), or limit its liability in respect of such Guarantee, or at any time release Frontier or GCHL (except as contemplated by the definition of Collateral and Guarantee Requirement) from its Guarantee under any Guarantee Agreement, or limit its liability in respect of such Guarantee, in any case described in this clause (vi), without the written consent of each Lender, (vii) prior to the later of the Investment Grade Date and the first date on which there shall be no Tranche B Term Loans (or Incremental Loans having the terms thereof) outstanding, release all or any substantial part of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class or (ix) change the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.11, without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Loans; provided further that (A) no such
                                             --------
agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Lenders and Tranche B Lenders), the Tranche A Lenders (but not the Revolving Lenders and Tranche B Lenders) or the Tranche B Lenders (but not the Revolving Lenders and Tranche A Lenders) may be effected by an agreement or agreements in writing entered into by Limited, the Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by Limited, the Borrower, the Required Lenders and the Administrative Agent (and, if their rights or obligations are affected thereby, the Issuing Bank and the Swingline Lender) if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

          SECTION 9.03.  Expenses; Indemnity; Damage Waiver. (a)  The Borrower
                         -----------------------------------
shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout or restructuring, or negotiations with respect to any of the foregoing, in respect of such Loans or Letters of Credit.

          (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each
                                           ----------
Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any material real property or any other property currently or formerly owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto;

provided that such indemnity
--------
shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or of any of such Indemnitee's officers, directors, trustees, agents, advisors, controlling persons or Affiliates or, in the case such Indemnitee is an individual, the gross negligence or wilful misconduct of such Indemnitee's employer or of any of such employer's officers, directors, trustees, agents, advisors, controlling persons or Affiliates.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss,
               --------
claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

          (d) To the extent permitted by applicable law, neither Limited nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable not later than 10 days after written demand there for.

          SECTION 9.04.  Successors and Assigns.  (a)  The provisions of this
                         -----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
(i)--------except in the case of an assignment to a Lender, an Affiliate of a Lender or a Related Fund of any Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender, an Affiliate of a Lender or a Related Fund of any Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and
(v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that
                                                          ----------------
any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and

LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and
           --------
Limited, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all
                                                          -----------
or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it);

provided that (i) such Lender's obligations under this Agreement shall remain
--------
unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Limited, the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents;

provided that such agreement or instrument may provide that such Lender will
--------
not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15,
2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.17(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of
                                   --------
a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05.  Survival.  All covenants, agreements, representations
                         ---------
and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17, 9.03 and
9.14 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06.  Counterparts; Integration; Effectiveness.  This
                         -----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07.  Severability.  Any provision of this Agreement held to
                         -------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08.  Right of Setoff.  If an Event of Default under clause
                         ----------------
(a) or (b) of Article VII shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of
                         --------------------------------------------------
Process.  (a)  This Agreement shall be construed in accordance with and governed
--------
by the law of the State of New York.

          (b) Each of Limited and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Limited, the Borrower or its properties in the courts of any jurisdiction.

          (c) Each of Limited and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                         ---------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11.  Headings.  Article and Section headings and the Table
                         ---------
of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12.  Confidentiality.  Each of the Administrative Agent, the
                         ----------------
Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, trustees, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty in Hedging Agreements or other swap agreements relating to this Agreement or such contractual counterparty's professional advisor, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Limited or the Borrower. For the purposes of this Section, "Information" means all
                                                     -----------
information received from Limited or the Borrower relating to Limited or the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Limited or the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13.  Interest Rate Limitation. Notwithstanding anything
                         -------------------------
herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the
                                                     -------
maximum lawful rate (the "Maximum Rate") which may be contracted for, charged,
                          ------------
taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.14.  Conversion of Currencies.  (a)  If, for the purpose of
                         -------------------------
obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any other Loan Document in dollars into another currency, the parties hereto agree, to the fullest extent that they may legally and effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase dollars with such other currency in New York, New York, on the Business Day immediately preceding the day on which final judgment is given.

          (b) The obligations of Limited, the Borrower and the other Loan Parties in respect of any sum due to the Administrative Agent, any Lender or the Issuing Bank hereunder or under any other Loan Document in dollars shall, to the extent permitted by applicable law, notwithstanding any judgment in a currency other than dollars, be discharged only to the extent that on the Business Day following receipt of any sum adjudged to be so due in the judgment currency, the Administrative Agent, such Lender or the Issuing Bank may in accordance with normal banking procedures purchase dollars in the amount originally due to the Administrative Agent, such Lender or the Issuing Bank with the judgment currency. If the amount of dollars so purchased is less than the sum originally due to the Administrative Agent, such Lender or the Issuing Bank, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, such Lender or the Issuing Bank against the resulting loss.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                GLOBAL CROSSING LTD.,

                                  by
                                    /s/ Lorraine Dean
                                    ----------------------------
                                    Name: Lorraine Dean
                                    Title: Assistant Secretary

                                GLOBAL CROSSING HOLDINGS LTD,

                                  by
                                    /s/ Robert Klug
                                    ----------------------------
                                    Name: Robert Klug
                                    Title: Director

                                THE CHASE MAHATTAN BANK,
                                individually and as Administrative
                                Agent,

                                  by
                                    /s/ Marian Schulman
                                    ----------------------------
                                    Name: Marian Schulman
                                    Title: Vice President

                                GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                individually and as Syndication
                                Agent,

                                  by
                                    /s/ Mark DeNatale
                                    ----------------------------
                                    Name: Mark Denatale
                                    Title: Authorized Signatory

                                CITICORP USA, INC., individually
                                and as Co-Documentation Agent,

                                  by
                                    /s/ Eric Huttner
                                    ----------------------------
                                    Name: Eric Huttner
                                    Title: Managing Director

                                MERRILL LYNCH CAPITAL CORPORATION,
                                individually and as
                                Co-Documentation Agent,

                                  by
                                    /s/ Jack Lucid
                                    ----------------------------
                                    Name: Jack Lucid
                                    Title: V.P.

                                ABN AMRO BANK N.V.,

                                By:
                                    /s/ James Dunleavy
                                    ----------------------------
                                    Name: James Dunleavy
                                    Title: S.V.P.

                                By:
                                    /s/ Ravneet Mumich
                                    ----------------------------
                                    Name: Ravneet Mumich
                                    Title: V.P.


                                ARCHIMEDES FUNDING,
                                L.L.C.,

                                By: ING Capital Advisors,
                                LLC As Collateral Manager

                                By:
                                    /s/ Michael J. Campbell
                                    ----------------------------
                                    Name: Michael J. Campbell
                                    Title: SVP


                                BANK OF MONTREAL,

                                By:
                                    /s/ Yvonne Bos
                                    ----------------------------
                                    Name: Yvonne Bos
                                    Title: Senior Vice President

                                THE BANK OF NOVA SCOTIA,

                                By:
                                    /s/ Ian A. Hodgart
                                    ----------------------------
                                    Name: Ian A. Hodgart
                                    Title: Authorized Signatory


                                THE BANK OF SCOTLAND,

                                By:
                                    /s/ Ian Campbell Garden
                                    ----------------------------
                                    Name: Ian Campbell
                                          Garden
                                    Title: Director
                                           Finance

                                BANK OF TOKYO-MITSUBISHI
                                TRUST COMPANY,

                                By:
                                    /s/ Hidekazu Kojima
                                    ----------------------------
                                    Name: Hidekazu Kojima
                                    Title: Vice President


                                BANK UNITED,

                                By:
                                    /s/ Phil Green
                                    ----------------------------
                                    Name: Phil Green
                                    Title: Director
                                           Commercial
                                           Syndication


                                BANKBOSTON, N.A. AS TRUST
                                ADMINISTRATOR FOR LONG
                                LANE MASTER TRUST IV,

                                By:
                                    /s/ Karin Kearns
                                    ----------------------------
                                    Name: Karin Kearns
                                    Title: Managing
                                           Director


                                BARCLAYS BANK PLC,

                                By:
                                    /s/ Daniele Iacovone
                                    ----------------------------
                                    Name: Daniele Iacovone
                                    Title: Associate
                                           Director

                                BAYERISCHE HYPO-UND
                                VEREINSBANK AG, NEW YORK
                                BRANCH,

                                By:
                                    /s/ Yoram Dankner
                                    ----------------------------
                                    Name: Yoram Dankner
                                    Title: Managing
                                           Director

                                By:
                                    /s/ Patricia M. Trespan
                                    ----------------------------
                                    Name: Patricia M. Trespan
                                    Title: Director


                                BAYERISCHE LANDESBANK
                                GIROZENTRALE,

                                By:
                                   /s/  Chris Stolarski
                                   ----------------------------
                                   Name:  Chris Stolarski
                                   Title: Vice President

                                By:
                                   /s/ Dietmar Rieg
                                   ----------------------------
                                   Name: Dietmar Rieg
                                   Title: First Vice
                                          President


                                BHF (USA) CAPITAL
                                CORPORATION,

                                By:
                                   /s/ Michael Pellerito
                                   ----------------------------
                                   Name: Michael Pellerito
                                   Title: Assistant Vice
                                          President

                                By:
                                   /s/ Geoffrey Gwin
                                   ----------------------------
                                   Name: Geoffrey Gwin
                                   Title: AVP

                                CANADIAN IMPERIAL BANK OF
                                COMMERCE,

                                By:
                                   /s/ Frank Fiorito
                                   ----------------------------
                                   Name: Frank Fiorito
                                   Title: Authorized
                                          Signatory


                                CHANG HWA COMMERCIAL
                                BANK, LTD., NEW YORK
                                BRANCH,

                                By:
                                   /s/ Wan-Tu Yeh
                                   ----------------------------
                                   Name: Wan-Tu Yeh
                                   Title: VP & General
                                          Manager


                                CIBC INC.,

                                By:
                                   /s/ Christine Harrigan
                                   ----------------------------
                                   Name: Christine Harrigan
                                   Title: Executive
                                   Director


                                COBANK, ACB,

                                By:
                                   /s/ Jennifer L. Godin
                                   ----------------------------
                                   Name: Jennifer L. Godin
                                   Title: Vice President

                                COOPERATIEVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK
                                B.A., "RABOBANK
                                INTERNATIONAL", NEW YORK
                                BRANCH,

                                By:
                                   /s/ Alan E. McLintock
                                  ----------------------------
                                   Name: Alan E. McLintock
                                   Title: Vice President

                                By:
                                   /s/ Ellen M. Tackling
                                  ----------------------------
                                   Name: Ellen M. Tackling
                                   Title: Vice President Credit Control


                                CREDIT LYONNAIS NEW YORK
                                BRANCH,

                                By:
                                   /s/ Mark D. Thorsheim
                                  ----------------------------
                                   Name: Mark D. Thorsheim
                                   Title: Vice President

                                CYPRESSTREE INSTITUTIONAL
                                FUND, LLC,

                                By: CypressTree
                                Investment Management
                                Company, Inc. its
                                Managing Member

                                By:
                                   /s/ Catherine McDermott
                                  ----------------------------
                                   Name: Catherine C. McDermott
                                   Title: Principal

                                CYPRESSTREE INVESTMENT
                                FUND, LLC,

                                By: CypressTree
                                Investment Management
                                Company, Inc. its
                                Managing Member

                                By:
                                   /s/ Catherine McDermott
                                  ----------------------------
                                   Name: Catherine C. McDermott
                                   Title: Principal


                                CYPRESSTREE INVESTMENT
                                MANAGEMENT COMPANY, INC.

                                As: Attorney-in-Fact and
                                on behalf of First
                                Allmerica Financial Life
                                Insurance Company as
                                Portfolio Manager

                                By:
                                   /s/ Catherine McDermott
                                  ----------------------------
                                   Name: Catherine C. McDermott
                                   Title: Principal


                                CYPRESSTREE SENIOR
                                FLOATING RATE FUND,

                                By: CypressTree
                                Investment Management
                                Company, Inc. as
                                Portfolio Manager

                                By:
                                   /s/ Catherine McDermott
                                  ----------------------------
                                   Name: Catherine C. McDermott
                                   Title: Principal

                                        DEUTSCHE BANK AG NEW YORK
                                        BRANCH AND/OR GRAND
                                        CAYMAN ISLANDS BRANCH,

                                        By:
                                           /s/ Jon D. Storck
                                           ---------------------
                                           Name:  Jon D. Storck
                                           Title:  Vice President

                                        By:
                                           /s/ Sangita Gupte
                                           ---------------------
                                           Name:  Sangita Gupte
                                           Title:  Associate

                                           DRESDNER BANK AG, NEW
                                           YORK AND GRAND CAYMAN
                                           BRANCHES,

                                        By:
                                           /s/ John Fieseler
                                           ---------------------
                                           Name:  John Fieseler
                                           Title: Senior Vice
                                                  President


                                        By:
                                           /s/ Helen Ng, P.E.
                                           ---------------------
                                           Name:  Helen Ng, P.E.
                                           Title:  Assistant Vice
                                                   President


                                        THE FIRST NATIONAL BANK
                                        OF CHICAGO,

                                        By:
                                           /s/ Michelle S. Mumaw
                                           -----------------------
                                           Name:  Michele S. Mumaw
                                           Title:  Associate
                                            Underwriter

                                        FIRST UNION NATIONAL
                                        BANK,

                                        By:
                                           /s/  Jeffrey M. Graci
                                           ---------------------
                                           Name:  Jeffrey M. Graci
                                           Title:  Vice President

                                FLEET NATIONAL BANK,

                                By:
                                   /s/ Sue Anderson
                                   -------------------------
                                   Name: Sue Anderson
                                   Title: V.P.

                                FLOATING RATE PORTFOLIO,

                                By: INVESCO Senior
                                Secured Management, Inc.
                                as attorney in fact

                                By:
                                   /s/ Kathleen A. Lenarcic
                                   -------------------------
                                   Name: Kathleen A.
                                         Lenarcic
                                   Title: Authorized
                                          Signatory

                                FRANKLIN FLOATING RATE
                                TRUST,

                                By:
                                   /s/ Chauncey Lufkin
                                   -------------------------
                                   Name: Chauncey Lufkin
                                   Title: Vice President

                                IBM CREDIT CORPORATION,

                                By:
                                   /s/ Philip N. Morse
                                   -------------------------
                                   Name: Philip N. Morse
                                   Title: Director

                                        IKB DEUTSCHE
                                        INDUSTRIEBANK AG
                                        LUXEMBOURG BRANCH,

                                        By:
                                           /s/ Edwin Brecht
                                           -----------------------------
                                           Name: Edwin Brecht
                                           Title: Executive
                                                  Director

                                        By:
                                           /s/ Manfred Ziwey
                                           -----------------------------
                                           Name: Manfred Ziwey
                                           Title: Director

                                        THE INDUSTRIAL BANK OF
                                        JAPAN, LIMITED,

                                        By:
                                           /s/ William Kennedy
                                           -----------------------------
                                           Name: William Kennedy
                                           Title: Senior Vice
                                                  President

                                        ING HIGH INCOME PRINCIPAL
                                        PRESERVATION FUND
                                        HOLDINGS, LDC,

                                        By: ING Capital Advisors,
                                        LLC As Investment Advisor

                                        By:
                                           /s/ Michael J. Campbell
                                           -----------------------------
                                           Name: Michael J.
                                                 Campbell
                                           Title: SVP

                                                JACKSON NATIONAL LIFE
                                                INSURANCE COMPANY,

                                                By: PPM America, Inc., as
                                                    attorney in fact on
                                                    behalf of Jackson
                                                    National Life Insurance
                                                    Company

                                                By:
                                                   /s/ Michael P. King
                                                   --------------------------
                                                   Name: Michael P. King
                                                   Title: Vice President

                                                KBC BANK,

                                                By:
                                                   /s/ Robert Snauffer
                                                   --------------------------
                                                   Name: Robert Snauffer
                                                   Title: First Vice
                                                          President

                                                By:
                                                   /s/ Raymond Murray
                                                   --------------------------
                                                   Name: Raymond F. Murray
                                                   Title: First Vice
                                                          President

                                                KZH CYPRESSTREE-1 LLC,

                                                By:
                                                   /s/ Virginia Conway
                                                   --------------------------
                                                   Name: Virginia Conway
                                                   Title: Authorized
                                                          Signatory

                                                KZH III LLC,

                                                By:
                                                   /s/ Virginia Conway
                                                   --------------------------
                                                   Name: Virginia Conway
                                                   Title: Authorized
                                                          Signatory

                                        KZH CRESCENT LLC,

                                        By:
                                           /s/ Virginia Conway
                                           -------------------------
                                           Name: Virginia Conway
                                           Title: Authorized
                                                  Signatory

                                        KZH CRESENT-2 LLC,

                                        By:
                                           /s/ Virginia Conway
                                           -------------------------
                                           Name: Virginia Conway
                                           Title: Authorized
                                                  Signatory

                                        KZH CRESCENT-3 LLC,

                                        By:
                                           /s/ Virginia Conway
                                           -------------------------
                                           Name: Virginia Conway
                                           Title: Authorized
                                                  Signatory

                                        KZH ING-2 LLC,

                                        By:
                                           /s/ Virginia Conway
                                           -------------------------
                                           Name: Virginia Conway
                                           Title: Authorized
                                                  Signatory

                                        KZH HIGHLAND-2 LLC

                                        By:
                                           /s/ Peter Chin
                                           -------------------------
                                           Name: Peter Chin
                                           Title: Authorized
                                                  Agent

                                        KZH SHOSHONE LLC,

                                        By:
                                           /s/ Virginia Conway
                                           -------------------------
                                           Name: Virginia Conway
                                           Title: Authorized
                                                  Signatory

                                        KZH SOLEIL-1 LLC,

                                        By:
                                           /s/ Virginia Conway
                                           --------------------------
                                           Name: Virginia Conway
                                           Title: Authorized
                                                  Signatory

                                        KZH SOLEIL-2 LLC,

                                        By:
                                           /s/ Virginia Conway
                                           --------------------------
                                           Name: Virginia Conway
                                           Title: Authorized
                                                  Signatory

                                        KZH WATERSIDE LLC,

                                        By:
                                           /s/ Virginia Conway
                                           --------------------------
                                           Name: Virginia Conway
                                           Title: Authorized
                                                  Signatory

                                        MERRILL LYNCH, PIERCE,
                                        FENNER & SMITH
                                        INCORPORATED,

                                        By:
                                           /s/ Jack Lucid
                                           --------------------------
                                           Name: Jack Lucid
                                           Title: V.P.

                                        METROPOLITAN LIFE
                                        INSURANCE COMPANY,

                                        By:
                                           /s/ James R. Dingler
                                           --------------------------
                                           Name: James R. Dingler
                                           Title: Director

                                        MONUMENTAL LIFE INSURANCE
                                        COMPANY,

                                        By:
                                           /s/ Mark E. Dunn
                                           -------------------------
                                           Name: Mark E. Dunn
                                           Title: Vice President

                                        MORGAN STANLEY DEAN
                                        WITTER PRIME INCOME
                                        TRUST,

                                        By:
                                           /s/ Shelia A. Finnerty
                                           -------------------------
                                           Name: Shelia A.
                                                 Finnerty
                                           Title: Vice President

                                        NATIONSBANK, N.A., TO BE
                                        KNOWN AS BANK OF AMERICA,
                                        N.A. EFFECTIVE 7/5/99,

                                        By:
                                           /s/ Derrick Bell
                                           -------------------------
                                           Name: Derrick Bell
                                           Title: Vice President

                                        NORTH AMERICAN SENIOR
                                        FLOATING RATE FUND,

                                        By: CypressTree
                                        Investment Management
                                        Company, Inc. as
                                        Portfolio Manager

                                        By:
                                           /s/ Catherine McDermott
                                           -------------------------
                                           Name: Catherine C.
                                                 McDermott
                                           Title: Principal

                                OCTAGON LOAN TRUST,

                                By: Octagon Credit
                                Investors, as Manager

                                By:
                                   /s/ Joyce C. Delucca
                                   -------------------------------
                                   Name: Joyce C. Delucca
                                   Title: Managing
                                   Director

                                PILGRIM PRIME RATE TRUST,

                                By:
                                   /s/ Robert L. Wilson
                                   -------------------------------
                                   Name: Robert L. Wilson
                                   Title: Vice President

                                PILGRIM PRIME RATE INCOME
                                TRUST,

                                By:
                                   /s/ Robert L. Wilson
                                   -------------------------------
                                   Name: Robert L. Wilson
                                   Title: Vice President

                                PINEHURST TRADING, INC.

                                By:
                                   /s/ Kelly C. Walker
                                   -------------------------------
                                   Name: Kelly C. Walker
                                   Title: Vice President

                                ROYAL BANK OF CANADA,

                                By:
                                   /s/ Stephanie Babich
                                   -------------------------------
                                   Name: Stephanie Babich
                                   Title: Senior Manager

                                TORONTO DOMINION (TEXAS),
                                INC.,

                                By:
                                   /s/ James Simien
                                   -------------------------------
                                   Name: James Simien
                                   Title: Vice President


                                VAN KAMPEN PRIME RATE
                                INCOME TRUST,

                                By: Van Kampen Investment
                                    Advisory Corp.

                                By:
                                   /s/ Lisa M. Mincheski
                                   -------------------------------
                                   Name: Lisa M. Mincheski
                                   Title: Vice President


                                WESTDEUTSCHE LANDESBANK
                                GIROZENTRALE NEW YORK
                                BRANCH,

                                By:
                                   /s/ Charles Columbus
                                   -------------------------------
                                   Name: Charles Columbus
                                   Title: Managing Director

                                By:
                                   /s/ Manfred Knoll
                                   -------------------------------
                                   Name: Manfred Knoll
                                   Title: MD